UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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Watsco, Inc.

(Name of Registrant as Specified In Its Charter)

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Watsco, Inc.

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

NOTICE OF THE 2011 ANNUAL MEETING OF SHAREHOLDERS

Date:	Friday, May 27, 2011

Time:	9:00 a.m., Eastern Daylight Time

Place:	University Club
1 West 54th Street
New York, New York 10019

Purpose:	1. For the holders of our Common stock to elect one director and for the holders of our Class B common stock to elect two directors.

2.      To consider and vote upon a proposal to approve, adopt and ratify the Company’s Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan, which increases the number of shares of Common Stock of the Company reserved for issuance under the Plan from 1,000,000 to 1,500,000 shares.

3. To consider and vote on a non-binding advisory resolution on executive compensation.

4. To consider and vote on a non-binding advisory resolution on the frequency of the advisory vote on executive compensation.

5. To consider any other business that is properly presented at the meeting.

Who May Vote:	You may vote if you were a record owner of our Common stock (NYSE: WSO) and/or our Class B common stock (NYSE Amex: WSOB) at the close of business on April 8, 2011.

Proxy Voting:	Whether or not you expect to be present, please sign and date the enclosed proxy card and return it in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By order of the Board of Directors,

BARRY S. LOGAN

Senior Vice President and Secretary

April 29, 2011

This is an important meeting, and all shareholders of record as of April 8, 2011 are invited to attend the meeting in person. Those shareholders who are unable to attend are respectfully urged to execute and return the enclosed proxy card as promptly as possible in the enclosed return envelope. No postage is required if mailed in the United States. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

NOTICE: Brokers are not permitted to vote on any of the proposals contained in this proxy statement without instructions from the beneficial owner of shares entitled to vote at the meeting. Therefore, if your shares are held through a broker, bank or other nominee, your vote is especially important. Unless you vote your shares in one of the ways described in this proxy statement, your shares will not be voted in respect of any proposal contained in this proxy statement.

*	To be voted on at the meeting

WATSCO, INC.

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 27, 2011

The Company’s 2010 Annual Report and this proxy statement are available at: www.watsco.com

You are receiving this proxy statement because, as of April 8, 2011, you owned shares of Watsco, Inc. common stock that entitle you to vote at our 2011 annual meeting of shareholders. Our Board of Directors, which we refer to as the Board, is soliciting proxies from shareholders who wish to vote at the meeting. By using a proxy, you can vote even if you do not attend the meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

This proxy statement and the enclosed form of proxy are first being mailed to holders of our Common stock and our Class B common stock on or about April 29, 2011. Shareholders should review the information contained in this proxy statement together with our 2010 Annual Report which accompanies this proxy statement.

In this proxy statement, we refer to Watsco, Inc. as Watsco, we, us, our and the Company.

Our Internet website and the information contained therein, other than material expressly referred to in this proxy statement or connected thereto, are not incorporated into this proxy statement.

INFORMATION ABOUT OUR ANNUAL MEETING

When and where is the annual meeting?

We will hold the annual shareholder meeting on Friday, May 27, 2011, at 9:00 a.m., Eastern Daylight Time at the University Club, 1 West 54th Street, New York, New York 10019.

Who can attend the annual meeting?

Only shareholders of record as of April 8, 2011 (which we refer to as the record date), or their duly appointed proxies, and our invited guests are permitted to attend the annual meeting. To gain admittance, you must bring valid photo identification to the meeting, and we will verify your name against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the meeting, you must bring a brokerage statement reflecting your share ownership as of the record date, a legal proxy from the broker to vote the shares that are held for your benefit and valid photo identification.

What is the purpose of the annual meeting?

Our 2011 annual meeting will be held for the following purposes:

1.	To vote on the election of directors as follows:

a.	for the holders of Common stock to elect Steven R. Fedrizzi to serve as a director until our 2014 annual meeting of shareholders or, until his successor is duly elected and qualified; and

b.	for the holders of Class B common stock to elect Denise Dickins and Paul F. Manley to serve as directors until our 2014 annual meeting of shareholders or, in each case, until their successors are duly elected and qualified.

2.	To consider and vote on a proposal to approve, adopt and ratify the Company’s Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan which increases the number of shares of Common Stock of the Company reserved for issuance under the Plan from 1,000,000 to 1,500,000 shares.

3.	To consider and vote on a non-binding advisory resolution on executive compensation.

4.	To consider and vote on a non-binding advisory resolution on the frequency of non-binding advisory votes on executive compensation.

5.	To vote on such other business, if any, as may properly come before the meeting.

In addition, senior management will discuss the performance of the Company and respond to your questions.

Who can vote?

The Board has set April 8, 2011 as the record date for the annual meeting. Holders of Watsco Common stock and/or Class B common stock at the close of business on the record date are entitled to vote their shares at the annual meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 28,267,262 shares of our Common stock outstanding (representing 34,589,912 shares issued less 6,322,650 shares held in treasury) and 4,658,539 shares of our Class B common stock outstanding (representing 4,706,802 shares issued less 48,263 shares held in treasury), all of which are entitled to be voted.

A list of shareholders will be available at our executive offices at 2665 South Bayshore Drive, Suite 901, Miami, Florida 33133 for a period of ten days prior to the annual meeting and at the annual meeting itself for examination by any shareholder.

How do I vote?

Shareholders of Record

You are a shareholder of record if you are registered as a shareholder with our transfer agent, American Stock Transfer & Trust Company. To vote by mail, simply mark, sign and date your proxy card and return it in the enclosed envelope. To vote in person, attend our annual meeting, bring valid photo identification and deliver your completed proxy card in person.

Beneficial Shareholders

You are a beneficial shareholder if a brokerage firm, bank, trustee or other agent, referred to as a “nominee,” holds your shares. This is often called ownership in “street name,” since your name does not appear anywhere in our records. To vote by mail, simply mark, sign and date your proxy card, and return it in the enclosed envelope. To vote in person, attend our annual meeting, bring valid photo identification, bring a brokerage statement reflecting your share ownership as of the record date and obtain a legal proxy from your broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

How do I revoke my proxy and change my vote?

A shareholder of record may revoke a proxy by giving written notice of revocation to our Secretary at our headquarters before the meeting, by delivering a duly executed proxy bearing a later date or by voting in person at the annual meeting. If you are a beneficial shareholder, you may change your vote by following the nominee’s procedures for revoking or changing your proxy.

What are the voting rights of Watsco shareholders?

Holders of our Common stock are entitled to one vote per share on each matter that is submitted to shareholders for approval and to vote as a separate class to elect 25% of our directors (rounded up to the next whole number), which presently equates to three directors. Holders of our Class B common stock are entitled to 10 votes per share on each matter that is submitted to shareholders for approval and to vote as a separate class to elect 75% of our directors (rounded down to the next whole number), which presently equates to six directors. Except for the election of directors or as otherwise provided by applicable law, holders of our Common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our shareholders.

What are the voting recommendations of the Board?

The Board recommends that you vote FOR the election of each of the director nominees.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) “FOR” the election of the respective nominees for director named in this proxy statement, (b) “FOR” the proposal to approve, adopt and ratify the Company’s Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan, (c) “FOR” the approval of the non-binding advisory resolution on executive compensation, (d) “FOR” THREE YEARS on the non-binding advisory resolution relating to the frequency of advisory votes on executive compensation and (e) in the discretion of the proxy holders listed on the proxy card, “FOR” or “AGAINST” all other matters as may properly come before the annual meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

What are “broker non-votes” and what effect do they have on the proposals?

Broker non-votes occur when a broker, bank, or other nominee holds shares in “street name” for a beneficial owner, and that nominee does not vote the shares because it (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares with respect to a particular proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, which include all of the proposals described in this proxy statement.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1) and in each other Proposal described in this proxy statement. If you hold your shares in street name, and you do not instruct your broker, bank, or other nominee how to vote, then no votes will be cast on your behalf.

If any “routine” matters are properly brought before the annual meeting, then brokers holding shares in street name may vote those shares in their discretion for any such routine matters.

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not be counted for purposes of determining the number of shares represented and entitled to be voted with respect to any proposal, therefore, broker non-votes will have no effect on the outcome of the vote on any proposal.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of Common stock and Class B common stock representing a majority of the combined voting power of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, there were 28,267,262 shares of Common stock outstanding and 4,658,539 shares of Class B common stock outstanding, all of which are entitled to be voted at the annual meeting.

As of the record date, our directors and executive officers and entities affiliated with these persons owned (i) Common stock representing 1.3% of the outstanding shares of Common stock and (ii) Class B common stock representing 92.4% of the outstanding shares of Class B common stock, together representing 58.0% of the aggregated combined votes of Common stock and Class B common stock entitled to be cast at the annual meeting. Such persons and entities represent a majority of the combined voting power of the outstanding shares of stock on the record date and thus constitute a quorum and have informed us that they intend to vote all of their shares of Common stock and Class B common stock in favor of all proposals set forth in the proxy statement.

If less than a majority of the combined voting power of the outstanding shares of Common stock and Class B common stock are represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting from time to time without further notice.

How many votes are needed for the proposals to pass?

For purposes of electing directors at the annual meeting, the nominees receiving the greatest numbers of votes of Common stock and Class B common stock, voting as separate classes to the extent they are entitled to vote on a nominee, shall be elected as directors. The outcome of the vote on the frequency of the non-binding advisory resolution on executive compensation will be determined by a plurality of the votes cast, which means that we will take under advisement the choice (every year, two years or three years) that receives the most votes. The affirmative vote of a majority of votes of Common stock and Class B common stock, in person or by proxy at the annual meeting and voting together as a single class, is required for any other matter that may be properly submitted to a vote of our shareholders.

A properly executed proxy marked “WITHHOLD VOTE” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, but it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

What is the effect of abstentions?

Proxies received but marked “ABSTAIN” will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum, but abstentions will not have an effect on the outcome of any proposal.

Who tabulates the votes?

Prior to the annual meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) will determine the number of shares of Common stock and Class B common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Who pays the cost of this proxy solicitation?

We pay the cost of soliciting your proxy, and we reimburse brokerage firms and others for forwarding proxy materials to you. In addition to solicitation by mail, we may also solicit proxies by letter, facsimile, e-mail, telephone or in person. Our directors, officers and employees may participate in the solicitation of proxies without additional consideration.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation and Amended Bylaws provide that our Board shall consist of no fewer than three nor more than nine members, and that it shall be divided, as nearly as possible, into three equal divisions, each of which serves for a staggered three year term. Our Board had previously been composed of nine members, three of whom were Common stock directors, and six of whom were Class B common stock directors. However, following the resignation in December 2010 of Mr. Gary L. Tapella, who had served as a Common stock director, our Board has consisted of eight members, two of whom are Common stock directors and six of whom are Class B common stock directors. As of the date of this proxy statement, no person has been nominated to fill the vacancy caused by Mr. Tapella’s resignation.

The three directors whose terms expire at the 2011 annual meeting of shareholders are Denise Dickins, Steven R. Fedrizzi and Paul F. Manley. Upon the recommendation of the Nominating & Strategy Committee, our Board has nominated Dr. Dickins, Messrs. Fedrizzi and Manley for re-election at the 2011 annual meeting of shareholders, each of whom would serve for a three-year term expiring at the 2014 annual meeting of shareholders, and each has consented to serve if elected. Mr. Fedrizzi has been nominated as a director to be elected by the holders of Common stock, and Dr. Dickins and Mr. Manley have been nominated as directors to be elected by the holders of Class B common stock.

Our Board has determined that each director nominee qualifies as independent under applicable regulations and the categorical director independence standards adopted by our Board and set forth under “Director Independence” in this proxy statement.

Holders of our Common stock have previously elected Mr. Robert L. Berner III to serve as a director for a term expiring at the 2013 annual meeting of shareholders. Holders of our Class B common stock have previously elected Messrs. Cesar L. Alvarez, Bob L. Moss, Albert H. Nahmad and George P. Sape to serve as directors for terms expiring at the 2012, 2013, 2012 and 2013 annual meetings of shareholders, respectively.

We believe that each of our directors possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our directors have been nominated because they possess the highest standards of personal integrity, interpersonal and communication skills, are highly accomplished in their fields, have an understanding of the interests and issues that are important to our shareholders and are able to dedicate sufficient time to fulfilling their obligations as directors. Our directors as a group complement each other and each of their respective experiences, skills and qualities. While our directors make up a diverse group in terms of age, gender, ethnic background and professional experience, they together comprise a cohesive body in terms of Board process and collaboration.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

Director Biographies and Qualifications

Each director’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, appear below.

Albert H. Nahmad, 70, has served as our Chairman of the Board, President and Chief Executive Officer since December 1973.

Mr. Nahmad was elected to the Board in December 1973. He is the Chair of the Nominating & Strategy Committee. He has 38 years of leadership experience as President and Chief Executive Officer and has broad knowledge of our Company and long-standing experience with the HVAC/R industry.

Cesar L. Alvarez, 63, served as the Chief Executive Officer of the international law firm Greenberg Traurig, P.A. (“Greenberg”) from 1997 to 2010 and currently holds the position of Greenberg’s Executive Chairman.

Mr. Alvarez was elected to the Board in 1997 and is a member of the Nominating & Strategy Committee. The Board nominated Mr. Alvarez as a director because of his management experience as the current Executive Chairman and as former Chief Executive Officer of one of the nation’s largest law firms with professionals providing services in multiple locations across the country and abroad as well as his many years of corporate governance experience, both counseling and serving on the boards of directors of other publicly traded companies.

Mr. Alvarez also serves on the boards of directors of Mednax, Inc. and Fairholme Funds, Inc. He also serves as Vice Chair of the John S. and James L. Knight Foundation and is the Chair of its audit committee and a member of its investment committee and nominating committee. Mr. Alvarez served as a director of Atlantis Plastics, Inc. from 1995 until 2008 and as a director of New River Pharmaceuticals, Inc. from 2004 until 2007.

Robert L. Berner III, 49, is Chairman of the U.S. Advisory Board at CVC Capital Partners, a leading global private equity firm dedicated to private equity. From 2007 to 2010, Mr. Berner was a Partner at CVC Capital Partners. From 2001 to 2007, Mr. Berner served as Managing Director of Ripplewood Holdings LLC where he oversaw investments in a number of industries. Prior to that, he was with Morgan Stanley for more than 10 years where he held various positions in the investment banking division.

Mr. Berner was elected to the Board in 2007 and is a member of the Nominating & Strategy Committee. The Board nominated Mr. Berner as a director because of his experience in private equity and investment banking, as well as his experience in governance matters through private company directorship experience.

Mr. Berner serves on the boards of directors of a number of private companies and charitable organizations.

Denise Dickins, 49, has been an Assistant Professor of Accounting and Auditing for East Carolina University since 2006. She was also an instructor for various accounting courses at Florida Atlantic University from 2002 to 2006. Prior to that, she was with Arthur Andersen LLP where she served in different capacities from 1983 to 2002, including Partner in Charge of the South Florida Audit Division. Dr. Dickins is a certified public accountant and certified internal auditor.

Dr. Dickins was elected to the Board in 2007 and is the Co-Chairperson of the Audit Committee. The Board nominated Dr. Dickins as a director because of her accomplished professional and academic experience in accounting and auditing as well as her other public company board experience, including experience with matters addressed by audit committees.

Dr. Dickins serves on the board of directors and the audit, compensation and nominating committees of TradeStation Group, Inc. She also serves on the board of directors and the compensation, governance and nominating committees, and is the Chairperson of the audit committee of Steiner Leisure Ltd.

Steven R. Fedrizzi, 56, co-founded the U.S. Green Building Council (“USGBC”), a non-profit organization dedicated to sustainable building design and construction, in 1993 and was appointed President and Chief Executive Officer in April 2004. Prior to founding the USGBC, Mr. Fedrizzi had a distinguished 25 year career at United Technologies Corporation, where he served as an in-house environmental consultant and in various marketing positions.

Mr. Fedrizzi was appointed to the Board in 2010. The Board nominated Mr. Fedrizzi as a director because he is a recognized leader in the global sustainability movement and an early promoter of green building methods. His skills and experience will strengthen our ongoing commitment of providing consumers with energy efficient and environmentally responsible products.

Mr. Fedrizzi serves on the boards of directors of a number of non-profit organizations.

Paul F. Manley, 74, has been retired since serving as Executive Director of the law firm of Holland & Knight from 1987 to 1991. From 1982 to 1987, Mr. Manley served as Vice President of Planning at Sensormatic Electronics Corporation. Prior to 1982, Mr. Manley served as the Managing Partner of the Miami office of Arthur Young & Company.

Mr. Manley was elected to the Board in 1984 and is the Co-Chairperson of the Audit Committee and Chair of the Compensation Committee. The Board nominated Mr. Manley as a director because of his past executive oversight and senior management experience as well as his financial expertise in accounting and auditing.

Bob L. Moss, 63, is President of Moss & Associates LLC., which is the seventh largest construction company in Florida and one of the top 100 building contractors in the nation. Mr. Moss previously served as chairman of the board and Chief Executive Officer of Centex Construction Group from 2000 to 2002, the largest domestic general building contractor in the nation.

Mr. Moss was elected to the Board in 1992 and is a member of the Compensation Committee. The Board nominated Mr. Moss as a director because of his years of executive oversight and senior management experience in the construction industry.

George P. Sape, 66, has been the Managing Partner of Epstein Becker and Green, P.C., a New York-based law firm, since 1986. Mr. Sape previously served as Vice President and General Counsel for Organizations Resources Counselors, Inc., a consulting services provider to a number of Fortune 500 companies and has served as counsel or as an advisor to various congressional committees related to labor, education and public welfare. Mr. Sape also serves on the board of the University of Colorado School of Business.

Mr. Sape was elected to the Board in 2003 and is a member of the Audit Committee and Nominating & Strategy Committee. The Board nominated Mr. Sape as a director because of his core management skills and experience as the managing partner of a large law firm, his prior experience in consulting for Fortune 500 companies as well as his experience in governance matters through private company directorships.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the NYSE and NYSE Amex have adopted changes to their corporate governance and listing requirements. We have adopted the requirements of the Sarbanes-Oxley Act, NYSE, and NYSE Amex and Securities and Exchange Commission (“SEC”) rules as they relate to us. Our Corporate Governance Guidelines are available on our website at www.watsco.com, under the caption “Corporate Governance Guidelines” within the Corporate Governance section. These materials may also be requested in print by writing to our Investor Relations Department at Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Miami, Florida 33133.

Codes of Conduct

The Board has adopted codes of conduct that are designed to ensure that directors, officers and employees of the Company are aware of their ethical responsibilities and avoid conduct that may pose risk to the Company.

We maintain an Employee Code of Business Ethics and Conduct that is applicable to all employees. Additionally, we maintain a Code of Conduct for Executives that is applicable to members of our Board, executive officers and senior operating and financial personnel, including provisions applicable to our senior financial officers consistent with the Sarbanes-Oxley Act of 2002. These codes require continued observance of high ethical standards such as honesty, integrity and compliance with the law in the conduct of our business. These codes are publicly available on our website at www.watsco.com, under the caption “Codes of Conduct” within the Corporate Governance section. We intend to post on our website amendments to or waivers from our Code of Conduct for Executives (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer or directors). There were no amendments or waivers from our Code of Conduct for Executives in 2010. Violations under either code of conduct must be reported to the Audit Committee. These materials may also be requested in print by writing to our Investor Relations Department at Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Miami, Florida 33133.

BOARD OF DIRECTORS

Board Leadership Structure

Our Chief Executive Officer (“CEO”) and President, Albert H. Nahmad, also serves as the Chairman of the Board. The Board believes that this leadership model is appropriate for the following reasons:

•

our Board has adopted strong and effective corporate governance policies and procedures to promote the effective and independent governance of the Company. See “Corporate Governance Guidelines” and “Codes of Conduct” above;

•	our independent directors meet in regularly scheduled executive sessions led by the lead director without management present;

•	the combined roles enable decisive leadership, ensure clear accountability and foster alignment between the Board and management on corporate strategy; and

•	the Board has demonstrated that it has functioned effectively and believes it will continue to function effectively with its current leadership structure and with Mr. Nahmad as its CEO and Chairman.

In order to mitigate any potential disadvantages of a combined CEO and Chairman of the Board, the Board has developed the role of a strong lead director to facilitate and strengthen the Board’s independent oversight of our performance, strategy and succession planning and to uphold effective governance standards. The position of lead director is currently held by Paul F. Manley, an independent director.

The lead director has the following duties and responsibilities:

•	advise the Chairman as to an appropriate schedule of Board meetings;

•	review and provide the Chairman with input regarding the agendas for the Board meetings;

•	preside at all meetings at which the Chairman is not present including executive sessions of the non-management directors and apprise the Chairman of the issues considered;

•	be available for direct communication with the Company’s shareholders;

•	call meetings of the non-management directors when necessary or appropriate; and

•	perform such other duties as the Board may from time to time delegate.

In determining the appropriate leadership structure, the Board considered a number of factors, including the candor and dynamics of discussion among the directors and between directors and management, in addition to the effectiveness of the role of the independent lead director and the combined role of CEO and Chairman of the Board.

Our business and affairs are managed under the direction of our Board, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to our shareholders. Our Board’s mission is to maximize long-term shareholder value. Our Board establishes our overall corporate policies, selects and evaluates our executive management team, which is charged with the conduct of our business, and acts as an advisor and counselor to executive management. Our Board also oversees our business strategy and planning, as well as the performance of management in executing its business strategy and assessing and managing risks.

Board Role in Risk Oversight

The Board carries out its role in the oversight of risk directly and through Board committees. The Board’s direct role includes the consideration and understanding of risk in the strategic and operating plans that are presented to the Board by management. Board committees carry out the Board’s oversight of risk as follows:

•

the Audit Committee oversees the integrity of the Company’s financial reporting process and internal control environment, legal and regulatory compliance, qualifications of our independent registered public accounting firm, performance of our internal audit function, financial and disclosure controls, adherence to the Company’s Codes of Conduct and makes determinations regarding significant transactions with related parties;

•

the Compensation Committee determines the compensation of our CEO, reviews the compensation of the other executive officers, administers benefit plans and policies with respect to our executive officers and considers whether any of those plans or policies create risks that are likely to have a material adverse effect on the Company; and

•

the Nominating & Strategy Committee is responsible for the selection and retention of Board members, the evaluation of directors and director nominees, the recommendation of director nominees and the remuneration of directors.

While our Board oversees our management of risk as outlined above, management is responsible for identifying and managing risks.

Director Independence

The Board has adopted independence guidelines for non-management directors to serve on the Board that comply with applicable NYSE and NYSE Amex rules. Each non-management director and director nominee satisfies the standards adopted. Mr. Tapella, who resigned from the Board in December 2010, satisfied the Company’s independence standards for non-management directors. In determining that Mr. Alvarez was independent, the Board considered the legal services provided to us by Greenberg, a law firm for which Mr. Alvarez serves as Executive Chairman. See “Certain Relationships and Related Person Transactions.” Our independence guidelines are included in the Corporate Governance Guidelines, which are available on our website at www.watsco.com, under the caption “Corporate Governance Guidelines” within the Corporate Governance section.

Board Meetings

The Board took action by unanimous written consent four times and held five meetings during 2010. Each of the directors attended 80% or more of the aggregate number of meetings of the Board and committees on which the director served in 2010. Our non-management directors meet at regularly scheduled executive sessions without management. The Board has designated Mr. Manley as the lead director for executive sessions of the non-management directors.

Our Corporate Governance Guidelines provide that all directors should make every effort to attend our shareholder meetings. In 2010, seven of our incumbent directors attended our annual meeting of shareholders.

Board Committees

The Board has established three separately designated standing committees to assist the Board in discharging its responsibilities: (1) the Audit Committee, (2) the Compensation Committee and (3) the Nominating & Strategy Committee. Only independent directors may serve on the Audit and Compensation Committees.

Audit Committee

During 2010, Messrs. Manley and Sape and Dr. Dickins were the members of the Audit Committee. All Audit Committee members are independent as required by applicable listing standards of the NYSE, NYSE Amex, Sarbanes-Oxley Act of 2002 and applicable SEC rules. The Audit Committee held seven meetings during 2010. All Audit Committee members possess the required level of financial literacy as defined in the Audit Committee charter, and Mr. Manley and Dr. Dickins, Co-Chairpersons of the Audit Committee, qualify as “audit committee financial experts” as defined by applicable SEC rules and regulations and meet the current standard of requisite financial management expertise as required by the NYSE, NYSE Amex and applicable SEC rules and regulations.

The Audit Committee’s functions include overseeing the integrity of our financial statements and internal control environment, our compliance with legal and regulatory requirements, the qualifications of our independent registered public accounting firm, and the performance of our internal audit function and controls regarding finance, accounting, legal compliance and ethics that management and our Board have established. In this oversight capacity, the Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by our internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls as required by section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm.

The Audit Committee operates under a formal charter that governs its duties and conduct. The charter is reviewed annually by the Audit Committee, and any recommended changes to the charter are submitted to the Board for its approval. A copy of the current Audit Committee charter is available on our website at www.watsco.com, under the caption “Committees” within the Corporate Governance section. The charter is also available in print to any shareholder who requests it in writing to our Investor Relations department at Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Miami, Florida 33133.

KPMG LLP, our independent registered public accounting firm, reports directly to the Audit Committee.

The Audit Committee has adopted procedures for dealing with reported violations of our Employee Code of Business Ethics and Conduct and Code of Conduct for Executives to enable confidential and anonymous reporting of improper activities directly to the Audit Committee. See “Codes of Conduct” for additional information.

Please refer to the Report of the Audit Committee, which is set forth in this proxy statement, for a further description of our Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2010.

Compensation Committee

During 2010, Messrs. Manley and Moss were the members of the Compensation Committee. All Compensation Committee members are independent as required by applicable listing standards of the NYSE, NYSE Amex, Sarbanes-Oxley Act of 2002 and applicable SEC rules. The Compensation Committee held six meetings during 2010. The Compensation Committee determines the compensation of our CEO, reviews the compensation of the other executive officers and reads and approves the Compensation Discussion and Analysis included in this proxy statement. It also administers with respect to our executive officers our Amended and Restated 2001 Incentive Compensation Plan (the “2001 Plan”) and our Third Amended and Restated 1996 Qualified Employee Stock Purchase Plan. The Compensation Committee will additionally administer the Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan, described in Proposal No. 2 in this proxy statement, assuming our stockholders approve this plan at the annual meeting. Please refer to the Report of the Compensation Committee and Compensation Discussion and Analysis, which is set forth in this proxy statement, for a further description of our Compensation Committee’s responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to our Named Executive Officers for 2010.

The Compensation Committee operates under a formal charter that governs its duties and conduct. The charter is reviewed annually by the Compensation Committee, and any recommended changes to the charter are submitted to the Board for its approval. A copy of the current charter is available on our website at www.watsco.com, under the caption “Committees” within the Corporate Governance section. The charter is also available in print to any shareholder who requests it in writing to our Investor Relations department at Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Miami, Florida 33133.

Nominating & Strategy Committee

Messrs. Alvarez, Berner, Nahmad and Sape are the members of the Nominating & Strategy Committee. Mr. Tapella served on the Committee during 2010 until his resignation in December 2010. We have elected to apply the exemption related to a controlled company provided by the NYSE and the NYSE Amex which allows a company that has more than 50% of the voting power held by an individual (Mr. Nahmad has a combined voting power of 54.8% as of the record date) to be exempted from complying with rules requiring that only independent directors comprise our Nominating & Strategy Committee or adopt a charter. The Nominating & Strategy Committee is responsible for (a) establishing procedures for the selection and retention of members of the Board, (b) evaluating Board nominees and members and (c) recommending nominees. The Nominating & Strategy Committee is responsible for reviewing at least annually the qualifications of directors and nominees, as well as the composition of the Board as a whole, in accordance with the Company’s corporate governance guidelines. While the Nominating & Strategy Committee has no specific minimum qualifications for director candidates, the Committee takes into account each individual’s independence from management, background and considerations including diversity, age, skills and experience in the context of the needs of the Board. The Nominating & Strategy Committee also considers whether, by significant accomplishment in his or her field, the director or nominee has demonstrated an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company, as well as his or her reputation for honesty and ethical conduct in his or her personal and professional activities. While the Company’s corporate governance guidelines do not prescribe specific diversity standards, as a matter of practice, the Board considers diversity in the context of the Board as a whole and takes into account considerations relating to ethnicity, gender, cultural diversity and the range of perspectives that the directors bring to their work.

Shareholders may make recommendations for director nominations by sending a letter to the Nominating & Strategy Committee, or may make a nomination by complying with the notice procedures set forth in our Amended Bylaws and in accordance with the procedures outlined under “Shareholder Communications” provided in this proxy statement. When identifying, evaluating and considering potential candidates for membership on our Board, including those who might be recommended or nominated by shareholders, the Nominating & Strategy Committee considers relevant educational, business and industry experience and demonstrated character and judgment. Further information related to the Nominating & Strategy Committee is included in our Corporate Governance Guidelines.

The Nominating & Strategy Committee met at various times during 2010.

Director Compensation

We pay each director who is not a Company employee a $1,000 fee for each meeting of the Board attended by such director, and we reimburse directors for their expenses in connection with their activities as directors. We do not pay a fee for director attendance at telephonic meetings. The Nominating & Strategy Committee reviews directors’ remuneration and recommends to the Board any proposed changes to director remuneration. In connection with his role as Lead Director, Audit Committee Co-Chairperson and Chairman of the Compensation Committee, Mr. Manley received annual fees of $52,250 in 2010 and was reimbursed for expenses associated with the performance of his duties. Dr. Dickins received an annual fee of $42,750 for her role as Co-Chairperson of the Audit Committee and was reimbursed for expenses associated with the performance of her duties. Our directors are eligible to receive stock options under our 2001 Plan at the discretion of our Compensation Committee.

The following table sets forth the total compensation received by our non-employee directors for 2010.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)		Total ($)
Cesar L. Alvarez	$4,000	—		$4,000
Robert L. Berner III	$4,000	—		$4,000
Denise Dickins	$46,750	—		$46,750
Steven R. Fedrizzi (2)	$1,000	$237,944	(3)	$238,944
Paul F. Manley	$56,250	—		$56,250
Bob L. Moss	$3,000	—		$3,000
George P. Sape	$4,000	—		$4,000
Gary L. Tapella (4)	$4,000	—		$4,000

(1)	The following table sets forth the number of stock option awards outstanding for each non-management director as of December 31, 2010.

Name	Outstanding Option Awards
Cesar L. Alvarez	—
Robert L. Berner III	25,000
Denise Dickins	25,000
Steven R. Fedrizzi (2)	20,000
Paul F. Manley	21,750
Bob L. Moss	—
George P. Sape	20,000
Gary L. Tapella (3)	20,000

(2)	Mr. Fedrizzi was appointed to the Board on November 22, 2010.
(3)	Represents the grant date fair value of awards computed in accordance with FASB ASC Topic 718. This amount of share-based compensation expense will be recognized over the relevant vesting period by the Company. For additional information regarding assumptions underlying the valuation of equity awards and the calculation method, please refer to Note 6 to our consolidated financial statements, which are contained in our Annual Report to Shareholders, filed with the SEC as Exhibit 13 to our 2010 Annual Report on Form 10-K.
(4)	Mr. Tapella resigned on December 31, 2010 and exercised his outstanding option award in March 2011.

Certain Relationships and Related Person Transactions

We review, at least annually, all relationships and transactions in which the Company and our directors or executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. We may use outside legal counsel to assist in such determination. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the proxy statement. In addition, as set forth in the Audit Committee Charter, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. The following is a summary of certain agreements and transactions among related parties and us. It is our policy that any such agreements and transactions must be entered into in good faith and on fair and reasonable terms that are no less favorable to us than those that would be available to us in a comparable transaction in arms-length dealings with an unrelated third party. We believe that all agreements and transactions described below met that standard at the time they were effected and approved or ratified by the Audit Committee.

Mr. Alvarez, a director, is the Executive Chairman of Greenberg, which serves as one of our outside legal counsels and receives customary fees for legal services. During 2010, we paid this firm $63,000 for services performed. We currently anticipate that this arrangement will continue.

Aaron J. Nahmad, our Vice President of Strategy and Innovation, is the son of Albert H. Nahmad, our Chairman of the Board, President and CEO. Aaron Nahmad receives annual compensation and benefits that are consistent with the compensation and benefits provided to other executive officers with equivalent qualifications, experience and responsibilities. For further information, see the Compensation Discussion and Analysis, compensation tables and narrative discussion thereof contained in this proxy statement.

Shareholder Agreement with Carrier Corporation

In July 2009, in connection with the completion of the formation of a joint venture with Carrier Corporation (“Carrier”), a unit of United Technologies Corporation (“UTC”), we entered into a Shareholder Agreement with Carrier. Among other things, the Shareholder Agreement provides that for as long as Carrier’s ownership of our Common and Class B common stock exceeds five percent (5%), at any meeting of the Company’s shareholders (or any adjournment or postponement thereof), however called, or in connection with any action by written consent or other action of the Company’s shareholders, Carrier shall vote (or cause to be voted) all of the shares of our common stock beneficially owned by it, by UTC and by each of UTC’s subsidiaries, including Carrier (“Shareholder Group Members”) in the same proportion as votes cast for, against or abstain by all other holders of our common stock, except that at any meeting of the Company’s shareholders (or any adjournment or postponement thereof), however called, or in connection with any action by written consent or other action of the Company’s shareholders, pursuant to which holders of any class of Capital Stock are entitled to vote as a separate class, Carrier must vote (or cause to be voted) all of the shares of such class of our common stock beneficially owned by it and by Shareholder Group Members in the same proportion of votes cast for, against or abstain by all other holders of such class of our common stock.

Shareholder Communications

Communications with the Company and the Board

Shareholders may communicate with the Company through its Investor Relations Department by writing to Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Miami, Florida 33133.

Shareholders interested in communicating with our Board can call (800) 4WATSCO in the United States and request to leave a message for the lead director. You may also contact the lead director by e-mail at presidingdirector@watsco.com or by going to our website at www.watsco.com, under the caption “Lead Director” within the Corporate Governance section. Regardless of the method you use, the lead director will be able to view your unedited message. The lead director will determine whether to relay your message to other members of the Board.

Shareholder Proposals for Next Year’s Annual Meeting

Shareholders interested in submitting a proposal for inclusion in our proxy materials for our 2012 annual meeting of shareholders may do so by following the procedures set forth in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.” To be eligible for inclusion in such proxy materials, shareholder proposals must be received by our Corporate Secretary no later than December 31, 2011. Any shareholder proposal submitted other than for inclusion in the proxy materials for that meeting must be delivered to us no later than March 15, 2012, or such proposal will be considered untimely. If a shareholder proposal is received after March 15, 2012, we may vote in our discretion as to the proposal all of the shares for which we have received proxies for the 2012 annual meeting of the shareholders.

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of our Common and Class B common stock by:

•	each shareholder known by us to beneficially own more than 5% of any class of our voting securities;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	our directors and named executive officers as a group.

The table also contains, in the final column, the combined voting power of the voting securities on all matters presented to the shareholders for their approval, except for the election of directors and for such separate class votes as are required by Florida law. All information is as of the record date, April 8, 2011.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned(2)		Class B Common Stock Beneficially Owned(2)		Combined Percent of Voting Securities(2)
	Shares	Percent	Shares	Percent
Shareholders owning more than 5% of any class of Common Stock:
BlackRock, Inc.(3)	3,503,501	12.4%	—	—	4.7%
Carrier Corporation(4)	2,985,685	10.6%	94,784	2.0%	5.3%
Frontier Capital Management Co. LLC(5)	1,934,169	6.8%	—	—	2.6%
Capital Research Global Investors(6)	1,886,500	6.7%	—	—	2.5%

Directors and Named Executive Officers:
Albert H. Nahmad(7)	1,176	*	4,099,685	88.0%	54.8%
Barry S. Logan(8)	155,768	*	123,176	2.6%	1.9%
Ana M. Menendez(9)	89,156	*	28,200	*	*
Paul W. Johnston(10)	58,225	*	28,200	*	*
Aaron J. Nahmad(11)	2,613	*	23,916	*	*
Bob L. Moss(12)	57,566	*	—	—	*
Cesar L. Alvarez(13)	55,313	*	—	—	*
Robert L. Berner III(14)	26,000	*	—	—	*
Denise Dickins(15)	25,296	*	—	—	*
George P. Sape(16)	20,000	*	—	—	*
Paul F. Manley(17)	9,248	*	1,255	*	*
Steven R. Fedrizzi(18)	6,667	*	—	—	*
All directors, director nominees and named executive officers as a group (12 persons)(19)	507,028	1.8%	4,304,432	92.4%	58.1%

*	Less than 1%.
(1)	Unless otherwise indicated below, (a) the address of each of the beneficial owners identified is c/o Watsco, Inc., 2665 South Bayshore Drive, Suite 901, Miami, Florida 33133 and (b) each person or group has sole voting and investment power with respect to all such shares.
(2)

Percentages are based on 28,267,262 shares of Common stock and 4,658,539 shares of Class B common stock issued and outstanding as of the record date. The percentage for each individual shareholder additionally includes the number of shares of common stock that such beneficial owner may acquire within 60 days of the record date pursuant to the exercise, exchange or conversion of options or other rights. The number and percentage of shares beneficially owned is determined in accordance with the rules and regulations promulgated under the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under applicable rules of the SEC, although each named person and all directors and executive officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of, exchange, or conversion of options or other rights, and the Class B common stock is immediately convertible into Common stock on a one-for-one basis, the number of shares set forth opposite each shareholder’s name does not include shares of Common stock issuable upon conversion of our Class B common stock.

(3)	Based on Schedule 13G/A filed on January 10, 2011. The address of BlackRock, Inc., a parent holding company, is 40 East 52nd Street, New York, New York 10022.
(4)	Based on Schedule 13G filed on July 7, 2009. The address of Carrier Corporation, a wholly owned subsidiary of United Technologies Corporation, is One Carrier Place, Farmington, Connecticut 06034.
(5)	Based on Schedule 13G filed on February 15, 2011. Frontier Capital Management Co., LLC, an investment adviser, has sole dispositive power over 1,934,169 of such shares and sole voting power over 1,289,481 of such shares. The address of Frontier Capital Management Co., LLC is 99 Summer Street, Boston, Massachusetts 02110.
(6)	Based on Schedule 13G filed on February 10, 2011. The address of Capital Research Global Investors, an investment adviser, is 333 South Hope Street, Los Angeles, California 90071.
(7)	The number of shares of Common stock indicated are owned pursuant to the Watsco, Inc. Amended and Restated Profit Sharing Retirement Plan & Trust (“Profit Sharing Plan”). The number of shares of Class B common stock indicated consists of (i) 320,800 shares directly owned, (ii) 811,387 shares owned by various trusts, (iii) 1,330,000 shares owned by Albert Capital LP, a limited partnership over which Mr. Nahmad maintains effective control and (iv) 1,637,498 shares issued under Restricted Stock Agreements.
(8)	The number of shares of Common stock indicated consists of (i) 44,355 shares directly owned, (ii) 2,213 shares owned pursuant to the Profit Sharing Plan, (iii) 450 shares owned in an Individual Retirement Account (“IRA”) and (iv) 108,750 shares issued pursuant to Restricted Stock Agreements. The number of shares of Class B common stock indicated consists of (i) 24,976 shares directly owned and (ii) 98,200 shares issued under Restricted Stock Agreements.
(9)	The number of shares of Common stock indicated consists of (i) 18,041 shares directly owned, (ii) 1,115 shares owned pursuant to the Profit Sharing Plan, (iii) 40,000 shares issued pursuant to Restricted Stock Agreements and (iv) 30,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan. The number of shares of Class B common stock indicated consists of shares issued under Restricted Stock Agreements.
(10)	The number of shares of Common stock indicated consists of (i) 200 shares directly owned, (ii) 525 shares owned pursuant to the Profit Sharing Plan, (iii) 37,500 shares issued pursuant to Restricted Stock Agreements and (iv) 20,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan. The number of shares of Class B common stock indicated consists of shares issued under Restricted Stock Agreements.
(11)	The number of shares of Common stock indicated consists of (i) 113 shares owned pursuant to the Profit Sharing Plan and (ii) 2,500 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan. The number of shares of Class B common stock indicated consists of (i) 15,716 shares directly owned and (ii) 8,200 shares issued under a Restricted Stock Agreement.
(12)	The number of shares of Common stock indicated consists of (i) 51,766 shares directly owned, (ii) 1,800 shares owned in an IRA and (iii) 4,000 shares owned by Mr. Moss’s spouse. Mr. Moss disclaims beneficial ownership of the shares held by his spouse, except to the extent of his pecuniary interest therein.
(13)	The number of shares of Common stock indicates shares directly owned.
(14)	The number of shares of Common stock indicated consists of (i) 1,000 shares directly owned and (ii) 25,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(15)	The number of shares of Common stock indicated consists of (i) 296 shares directly owned and (ii) 25,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(16)	The number of shares of Common stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(17)	The number of shares of Common stock indicates shares owned by trusts controlled by Mr. Manley. The number of shares of Class B common stock indicates shares owned by a trust controlled by Mr. Manley.

(18)	The number of shares of Common stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(19)	Includes shares beneficially owned by directors and named executive officers as described in footnotes (7)-(18).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership of, and transactions in, our equity securities. To our knowledge, based solely on a review of copies of such reports received, our records and certain written representations received from our directors, executive officers and those persons who own greater than 10% of any class of our equity securities, for the year ended December 31, 2010, all applicable Section 16(a) filing requirements were complied with on a timely basis.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table contains information as of December 31, 2010 with respect to compensation plans (including individual compensation arrangements) under which any of our equity securities are authorized for issuance.

	Equity Compensation Plan Information(4)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	493,000	(1)	$43.80	1,087,068	(3)
Equity compensation plans not approved by security holders	(2)		—	—

Total	493,000		$43.80	1,087,068

(1)	Composed of 436,000 shares of Common stock and 57,000 shares of Class B common stock.
(2)	Does not include 103,750 shares of non-vested (restricted) Common stock, net of cancellations and 455,000 shares of non-vested (restricted) Class B common stock, net of cancellations granted to certain employees prior to the adoption of the Amended and Restated 2001 Incentive Compensation Plan.
(3)	Composed of 1,018,392 shares reserved for issuance under the Amended and Restated 2001 Incentive Compensation Plan and 68,676 shares reserved for issuance under the Third Amended and Restated 1996 Qualified Employee Stock Purchase Plan (“ESPP”). An aggregate of 8,515 shares of Common stock were purchased under the ESPP in 2010.
(4)	See Note 6 to the consolidated financial statements included in our 2010 Annual Report to Shareholders for additional information regarding share-based compensation and benefit plans.

EXECUTIVE OFFICERS

The names of our five executive officers are set forth in the table below, and we refer to such persons as our Named Executive Officers (“NEOs”). In the following Compensation Discussion and Analysis (“CD&A”), we describe the policies and practices that relate to the compensation of our NEOs.

Name	Title
Albert H. Nahmad	Chairman of the Board, President and Chief Executive Officer (“CEO”)
Ana M. Menendez	Chief Financial Officer and Treasurer (“CFO”)
Barry S. Logan	Senior Vice President and Secretary (“SVP”)
Paul W. Johnston	Vice President (“VP”)
Aaron J. Nahmad	Vice President of Strategy and Innovation (“VPSI”)

Biographical information for Mr. Nahmad can be found in the section entitled “Proposal No. 1—Election of Directors.”

Ana M. Menendez, 46, has served as our Chief Financial Officer and Treasurer since November 2003, as Treasurer since 1998 and as Assistant Secretary since 1999. Ms. Menendez is a certified public accountant.

Barry S. Logan, 48, has served as our Senior Vice President and Secretary since November 2003 and as Secretary since 1997. Mr. Logan served as Vice President – Finance and Chief Financial Officer from 1997 to October 2003, as Treasurer from 1996 to 1998 and in other capacities beginning in 1992. Mr. Logan is a certified public accountant.

Paul W. Johnston, 58, has served as our Vice President since March 2008 and as Head of Business Development since 2002. From 1984 to 2002, Mr. Johnston served in various strategy and marketing positions, including Vice President of Distribution for Carrier Corporation, a unit of United Technologies Corporation.

Aaron J. Nahmad, 29 has served as our Vice President of Strategy and Innovation since July 2010 and as Director of Global Business Development since 2005.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

We are committed to a philosophy of pay for performance and the Compensation Committee (the “Committee”) reviews our compensation program on an ongoing basis to ensure that our compensation policies serve the best interests of our shareholders. This executive summary provides a discussion of how we view the link between pay and performance for our executive officers.

Oversight of Executive Compensation

The Board has delegated to the Committee its responsibility for determining total compensation for our NEOs. The Committee consists of two independent directors appointed by the Board. Each member is an independent director, consistent with applicable rules and regulations of the SEC, NYSE and NYSE Amex.

The responsibilities of the Committee, as stated in its charter, include the following:

•	to fairly and justly determine short, intermediate and long-term compensation for the NEOs;

•	to constantly re-evaluate compensation practices to assure the fairness, relevance, support of the strategic goals of the Company and contribution to the creation of long-term shareholder value;

•

to consider the relevant mix of compensation based upon three components – base salary, annual cash incentives and long-term share-based compensation, with each component intended to be an important part of the overall compensation package; and

•

to develop a compensation plan that allocates a significant portion of the executives’ total compensation through incentives and other forms of longer-term compensation linked to Company performance and the creation of shareholder value, including share-based awards and programs.

The Committee is responsible each year to:

•

by March 30, determine with the CEO his base salary and incentive compensation for that year so that such compensation will qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended, to the extent reasonably possible;

•	review and approve, in advance, any changes to the compensation of the CFO, SVP, VP and VPSI;

•	review and discuss with management the disclosures made in the Compensation Discussion and Analysis prior to the filing of our proxy statement for the annual meeting of shareholders; and

•	document a performance evaluation to ensure the Committee has performed all items required under its Charter.

Role of Named Executive Officers in Determining Compensation

None of our NEOs have a direct role in determining the amount of his or her compensation. Our CEO recommends compensation packages for our NEOs, other than himself. His assessment of each executive is based on the particular executive’s general responsibilities, the overall financial performance of the Company, the performance of the department or function that each executive leads and the executive team’s collective achievement of strategic priorities. Our CEO has considerable discretion in respect of the compensation packages he recommends.

Compensation Philosophy

The long-standing objective of our executive compensation is to closely align incentive compensation opportunities with the long-term interests of our shareholders. The following key attributes are considered in the design of executive compensation:

•	Pay for Performance – A significant portion of compensation should be variable, contingent and directly linked to individual and Company performance.

•

Shareholder Alignment – Long-term incentives should be designed to align the interests of executives with the long-term interests of our shareholders through share-based compensation awards with time-vesting.

•

Sharing of Risk – Variable compensation should represent the greatest portion of total compensation in order to directly link compensation with both the upside opportunity and the downside risk associated with the Company’s actual performance. For the NEO’s, variable compensation represented 92% of their total compensation in 2010.

•

Competitiveness – Total compensation should be competitive to attract, retain and motivate an executive team capable of maximizing shareholder value. Each element should be determined based on an assessment of internal pay, external market competitiveness and total shareholder value creation.

•

Balance – The portion of total compensation contingent on performance should increase with an executive’s level of responsibility. Incentive compensation opportunities should reward the appropriate balance of short-term and long-term financial and strategic results. Long-term share-based compensation opportunities should significantly outweigh short-term cash-based opportunities. For the NEOs, short-term incentives represented 0.2% of variable compensation, and long-term incentives represented 99.8% of variable compensation in 2010.

Elements of Executive Compensation

Our executive compensation is composed of three elements: base salary, annual cash incentives and long-term share-based compensation, each of which is intended to be an important part of total executive compensation. The Committee reviews, on an annual basis, each compensation element for our NEOs. The Committee has the opportunity to meet with the executives at various times during the year, which allows the Committee to form its own assessment of each individual’s performance. The determination of the amount of each element of compensation for NEOs other than the CEO is discretionary and is not weighted or based on specific performance metrics; therefore, the relative amount of each element of compensation may vary from year-to-year. As described above, however, our primary compensation philosophy focuses on our long-term performance, which results in a relatively high portion of executive compensation in the form of share-based compensation. The annual base salary and incentive compensation for the CEO is discussed separately below.

Named Executive Officers other than the CEO

Base Salary

Base salary is designed to adequately compensate and reward the NEOs for their day-to-day performance. When setting and adjusting each NEO’s salary level, the Committee considers the executive’s roles and responsibilities, experience, potential and performance. The Committee also considers other factors such as the annual merit increase paid to all other Company employees, demand in the labor market for the particular executive and succession planning. These factors are not weighted. The Committee bases salary adjustments on the overall assessment of all of these factors. Additionally, the Committee does not benchmark base pay (or any other element of executive compensation) at any particular level versus a peer group or compensation survey data. Instead, the Committee uses its judgment to set a base salary that, when combined with all other compensation elements, results in a competitive pay package. Salaries for the NEOs are reviewed by the Committee on an annual basis. The salaries paid to the NEOs during 2010 are shown in the 2010 Summary Compensation Table presented in this proxy statement.

Annual Cash Incentives

Annual cash incentives are designed to reward NEOs (through additional cash compensation) for their current contributions to the Company and to align executive compensation with annual performance. The award of annual cash incentives to executives is discretionary and varies from year to year. Because they are not directly responsible for the financial performance of the Company, our CEO determines annual cash incentives for the other NEOs based on their general responsibilities, and the CEO’s determination is submitted to the Committee for its approval. Some of the factors considered when determining these incentives include, but are not limited to, the overall financial performance of the Company, the performance of the department or function that each executive leads and an assessment of the executive team’s collective achievement of strategic priorities. No cash incentives were paid to the NEOs for the 2010 fiscal year.

Long-Term Share-Based Compensation

We have historically granted two types of long-term share-based compensation: (1) non-qualified stock options and (2) awards of non-vested (restricted) stock. Grants are made to retain executives, align their incentives with the long-term interests of our shareholders and reward them for potential long-term contributions. The allocation between awards of non-qualified stock options and non-vested (restricted) stock is discretionary.

Stock Options

Stock options provide executives with an opportunity to purchase our Common stock at a price determined on the grant date regardless of future market price. As of December 31, 2010, we maintained two share-based compensation plans. The 2001 Plan provides a broad variety of share-based compensation alternatives. This is a broad based plan that had a total of 198 participants as of December 31, 2010. To date, awards under the 2001 Plan consist of non-qualified stock options and non-vested (restricted) stock. We also maintain the 1991 Plan, which expired during 2001. Only non-qualified stock options are currently outstanding under the 1991 Plan, and no further awards may be granted under the 1991 Plan.

Options under the 2001 Plan and the 1991 Plan vest over two to five years of service. Vesting may be accelerated in certain circumstances prior to the original vesting date. There is a limited term in which the optionee can exercise stock options, known as the option term. Options under the 2001 Plan have an option term of five to ten years. Options under the 1991 Plan have a term of ten years. As discussed above, a stock option becomes valuable only if our Common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to “vest”; therefore, these options provide an incentive for the holders to remain employed by us.

The grant date fair value of the stock options awarded to the NEOs during 2010 is shown in the 2010 Grants of Plan-Based Awards Table presented in this proxy statement.

Non-Vested (Restricted) Stock

Awards of non-vested (restricted) stock are designed to focus on the long-term performance of the Company for the duration of an executive’s career and are subject to forfeiture until certain specified events occur (generally, retirement age, death, disability or a change in control). These features enhance our ability to retain, throughout their entire careers, those individuals who are key to the creation of shareholder value. Shares of non-vested (restricted) stock are shares of our Common and Class B common stock which may not be sold or disposed of, and which may be forfeited in the event of termination of employment, prior to the end of a restricted period. A participant granted non-vested (restricted) stock generally has all of the rights of a shareholder of the Company, including the right to vote and the right to receive dividends. Awards of non-vested (restricted) stock are granted at no cost to the employee.

The grant date fair value of the non-vested (restricted) stock awarded to the NEOs during 2010 is shown in the 2010 Grants of Plan-Based Awards Table presented in this proxy statement.

2009 Compensation Actions

Given the difficult economic conditions facing the Company and the continuing declining economic environment in general, we determined to cut costs across our operations. Our cost containment measures included reducing our NEOs’ salaries for 2009. This reduction was consistent with our philosophy that NEOs should share in both the benefits and the risks inherent in the economic performance of the Company, including in respect of decisions taken to benefit the Company’s performance during difficult economic times. In addition, there were no payments of annual cash incentives or awards of share-based compensation to our NEOs for 2009.

2010 Compensation Actions

Our NEOs were awarded non-vested (restricted) stock in January 2010 to further incentivize long-term focus on performance and shareholder value creation. However, based on the continuing uncertainty of the economy, the salaries for the NEOs remained unadjusted at 2009 levels for the first half of 2010. The Committee reviewed the base salary levels, potential for annual cash incentives and award of share-based compensation of the NEOs for the second half of 2010 based on improving economic conditions and Company performance and in July 2010 determined to approve adjustments to the base salary levels and award stock options.

Authorization of Share-Based Awards

The Committee approves the grant of share-based compensation to the CEO. The Committee has delegated to the CEO the authority to grant options and make awards of shares under the 2001 Plan to the other NEOs. The amounts granted to NEOs vary each year and are based on the discretion of the Committee in the case of the CEO and the discretion of the CEO in the case of the other NEOs.

Additional long-term incentive compensation information related to the NEOs is included in the 2010 Summary Compensation Table, the 2010 Grants of Plan Based Awards Table and the Outstanding Equity Awards as of December 31, 2010 Table presented in this proxy statement.

Other than in connection with the CEO’s annual incentive opportunity, as discussed below, we do not have a formal policy or timetable for the granting of share-based compensation. Generally, we consider grants annually, during performance reviews or upon hiring. The exercise price for each award is the closing market value of our common stock on the date of grant.

Chief Executive Officer

Mr. Albert Nahmad has served as our Chairman of the Board, President and CEO since December 1973. His leadership has been instrumental in our growth and success over the past 38 years, and his leadership continues to be of great importance to our future performance. Given the foregoing, Mr. Nahmad’s compensation is materially different to and greater than the compensation paid to our other NEOs.

Financial Metrics Used in Executive Compensation

Two key financial metrics are considered in measuring performance for our CEO:

Earnings per Share

To ensure that compensation is proportional to the return on investment earned by shareholders, we use earnings per share (“EPS”) as one of the metrics to determine annual incentive compensation for our CEO. EPS is generally defined as the sum of our annual distributed earnings to common shareholders and undistributed earnings allocated to common shareholders divided by the weighted-average number of shares outstanding during that year.

Common Stock Price

As is the case with EPS, we also look at the closing market price for our Common stock as a means to ensure compensation is proportional to the return on investment earned by shareholders. Incentive compensation for our CEO takes into account the change in the price of our Common stock from year to year.

For our CEO, no incentive compensation is earned unless one of the two metrics above has increased for the year in which the incentive compensation is being determined.

Annual Incentive Compensation

Each year, our CEO, Mr. Nahmad, has an annual incentive opportunity based upon the increase, if any, in EPS and Common stock price of the Company. Effective January 1, 2010, we amended and renewed, and the Committee subsequently approved, an amendment to our employment agreement with Mr. Nahmad, dated January 31, 1996 (the “CEO Agreement”). Under the terms of the CEO Agreement, Mr. Nahmad may earn this annual incentive award pursuant to and under the 2001 Plan. Mr. Nahmad must be employed for the entire year to be entitled to his annual incentive compensation for such year, unless the Committee otherwise specifically determines that such amounts are to be paid. The Committee and Mr. Nahmad mutually agree, within the first 90 days of the calendar year, on the metrics to be used in determining performance-based compensation for the applicable year. Such metrics are administered by the Committee and documented in the form of an amendment to the CEO Agreement, which is filed with the SEC.

For 2010, the CEO’s incentive compensation was determined using the following formula:

A.	Earnings Per Share	Annual Incentive Compensation for CEO
	For each $.01 increase	$65,250

B.	Increase in Common Stock Price
	(i) If the closing price of a share of Common stock on 12/31/10 failed to exceed $48.98	$0
	(ii) If the closing price of a share of Common stock on 12/31/10 exceeded $48.98 but did not equal or exceed $56.33, for each $0.01 increase in per share price of a share of Common stock above $48.98	$1,200
	(iii) If the closing price of a share of Common stock on 12/31/10 equaled or exceeded $56.33, for each $0.01 increase in per share price of a share of Common stock above $48.98	$1,800

For 2010, the CEO’s incentive compensation was payable in non-vested (restricted) Class B common stock equal to the amount earned multiplied by a factor of two divided by the closing price for the Class B Common Stock of the Company on the NYSE Amex as of the close of trading on December 31, 2010. The value of any fractional shares was paid in cash. The incentive compensation earned is multiplied by a factor of two because it is converted from cash to shares that vest in approximately 12 years.

For 2010, based on the actual earnings per share and the change in the closing price of our Common stock, Mr. Nahmad was entitled to receive $19,300,556 in incentive compensation. During the first quarter of 2011, we issued to Mr. Nahmad 301,052 shares of non-vested (restricted) Class B common stock, which vest in their entirety on October 15, 2022, plus $56 in cash.

Other Benefits and Programs

A limited number of other benefits and programs are available to our NEOs. We offer these benefits and programs as part of the total compensation package which is reviewed periodically by the Committee. The Committee most recently reviewed such benefits in 2010. A list of specific benefits is noted below:

Employee Stock Purchase Plan

A broad-based employee stock purchase plan is maintained to enable eligible employees to purchase our stock at a discounted rate, thereby keeping our employees’ interests aligned with the interests of our shareholders. Executives (other than our CEO) may participate in this plan on the same basis as all other eligible employees. After ninety days of employment, eligible employees may elect to contribute through payroll deductions or lump sum contributions up to $25,000 in one calendar year based on calculating the fair market value as of the grant date, as provided under the plan. Shares are purchased at a 5% discount to the closing share price of our Common stock at specified times subject to certain restrictions.

Health and Welfare Benefits

We offer a variety of health and welfare programs to all eligible employees. Executives generally are eligible for the same benefit programs on the same basis as the rest of our employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, wellness, pharmacy, dental, vision and life, accidental death and disability insurance.

Company Airplane

Pursuant to his employment agreement, Mr. Nahmad has limited access to our corporate aircraft for personal use, and the value of such use is included in his annual compensation. We review the aircraft flight logs and categorize the flights into business and non-business related flights to determine Mr. Nahmad’s personal use of the aircraft. The value of the personal use of the Company aircraft is determined following Internal Revenue Service (“IRS”) guidelines.

Pension Plans

While we do not provide a defined benefit pension plan or supplemental executive retirement plan, we provide to all of our eligible employees a profit sharing retirement plan that is qualified under Section 401(k) of the Internal Revenue Code. Under the plan, we may make matching contributions in our discretion, which may be in the form of our Common stock or cash. For 2010, we elected to match 50% of each participant’s contributions up to a maximum 1.5% of such participant’s compensation (as defined under the plan) in the form of our Common stock.

Other Compensation

We provide our NEOs with other benefits reflected in the All Other Compensation column in the 2010 Summary Compensation Table presented in this proxy statement that we believe are reasonable, competitive and consistent with our overall executive compensation. The costs of these benefits constitute only a small amount of each NEO’s total compensation.

Severance Plan

We do not have severance agreements with any of our NEOs.

Employment Agreements

Except for Mr. Nahmad’s agreement discussed above, there are no other employment agreements with any of the other NEOs.

Acceleration of Vesting; Change in Control

Under the 2001 Plan and 1991 Plan, the Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of the Company. Except in the case of our CEO, a “change in control” generally means (a) the election to the Board of the Company, without the recommendation or approval of the incumbent Board of the Company, of directors constituting a majority of the number of directors of the Company then in office; or (b) approval by shareholders of (i) a reorganization, merger or consolidation with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company.

In the case of our CEO, a “change in control” means (a) the acquisition by any person, entity or group of beneficial ownership or 20% or more of the outstanding shares of any class of common stock entitled to vote in the election of any directors of the Company; provided, however, that the acquisition of any shares owned by or for the benefit of the CEO or the CEO’s spouse or descendants shall not be taken into account for this purpose; or (b) the election to the Board of the Company, without the recommendation or approval of the incumbent Board of the Company, of directors constituting a majority of the number of directors of the Company then in office; or (c) approval by shareholders of (i) a reorganization, merger or consolidation with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company.

Indemnification Agreements

We do not have indemnification agreements with any of our NEOs.

Conclusion

In evaluating the individual components of overall compensation for each of our NEOs, the Committee reviews not only the individual elements of compensation, but also total compensation. Through the executive compensation described above, a significant portion of the compensation awarded to our executive officers is contingent upon individual and Company performance. The Committee remains committed to this philosophy of pay for performance and will continue to review our executive compensation policies to ensure that they continue to serve the best interests of our shareholders.

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is provided by the following independent directors, who comprise the Compensation Committee:

COMPENSATION COMMITTEE

Paul F. Manley, Chairman

Bob L. Moss

Risk Considerations in our Compensation Programs

We have reviewed our compensation structures and policies as they pertain to risk and have determined that our compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during 2010 was an officer, employee or former officer of ours or any of our subsidiaries or had any relationship that would be considered a compensation committee interlock and would require disclosure in this proxy statement pursuant to SEC rules and regulations. None of our executive officers served as a member of a compensation committee or a director of another entity under the circumstances requiring disclosure in this proxy statement pursuant to SEC rules and regulations.

COMPENSATION TABLES

2010 Summary Compensation Table

The following table sets forth the compensation earned by the NEOs for services rendered for the years ended December 31, 2010, 2009 and 2008.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)	Total Compensation ($)
Albert H. Nahmad (4) Chief Executive Officer	2010	$1,045,000	—	$19,300,500	—	$56	$46,965	$20,392,521
	2009	$990,000	—	$3,808,760	—	$40	$84,104	$4,882,904
	2008	$1,100,000	—	—	—	—	$53,292	$1,153,292

Ana M. Menendez (5) Chief Financial Officer	2010	$217,500	—	$985,000	$170,903	—	$3,251	$1,376,654
	2009	$185,000	—	—	—	—	$1,446	$186,446
	2008	$200,000	—	$215,200	—	—	$3,000	$418,200

Barry S. Logan (5) Senior Vice President	2010	$368,813	—	$985,000	$170,903	—	$3,675	$1,528,391
	2009	$337,625	—	—	—	—	$1,838	$339,463
	2008	$365,000	—	$430,400	—	—	$3,450	$798,850

Paul W. Johnston (5) Vice President	2010	$253,125	—	$985,000	$170,903	—	$3,675	$1,412,703
	2009	$231,250	—	—	—	—	$1,808	$233,058
	2008	$250,000	—	$215,200	—	—	$3,450	$468,650

Aaron J. Nahmad (6) Vice President of Strategy and Innovation	2010	$62,500	—	—	$135,086	—	$1,077	$198,663

(1)	Each of the NEOs contributed a portion of their salary to our Profit Sharing Plan.
(2)	The amounts in this column represent the grant date fair value of awards computed in accordance with FASB ASC Topic 718. This amount of share-based compensation expense will be recognized over the relevant vesting period by the Company. For additional information regarding assumptions underlying the valuation of equity awards and the calculation method, please refer to Note 6 to our consolidated financial statements, which are contained in our Annual Report to Shareholders, filed with the SEC as Exhibit 13 to our 2010 Annual Report on Form 10-K. For further information on the CEO’s annual incentive compensation, see discussion in the CD&A section of this proxy statement.
(3)	This award, the terms of which are discussed in the Compensation Discussion and Analysis section of this proxy statement, was earned in the year reported.
(4)	For Mr. Nahmad, all other compensation in 2010 includes (i) $3,675 related to the Profit Sharing Plan matching contribution; (ii) $5,070 related to additional health insurance benefits paid by the Company for Mr. Nahmad and his spouse, such as deductibles and co-insurance, among others and (iii) $38,220 of incremental variable operating costs incurred in connection with Mr. Nahmad’s use of our aircraft for personal travel pursuant to his employment agreement. Variable operating costs include fuel, landing and handling fees, additional crew lodging and meal allowances, catering and where applicable, hourly maintenance charges. Because use of the company airplane is primarily for business purposes, capital and other fixed expenditures are not treated as variable operating costs relative to personal use.
(5)	For Ms. Menendez and Messrs. Logan and Johnston, all other compensation is related to the Profit Sharing Plan matching contribution.
(6)	Mr. Nahmad was not a NEO for 2009 or 2008. All other compensation is related to the Profit Sharing Plan matching contribution.

2010 Grants of Plan-Based Awards

This table discloses the number of non-vested (restricted) stock awards and options to purchase shares of common stock granted to our NEOs during 2010 and the grant date fair value of these awards.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(2)	Maximum (#)
Albert H. Nahmad	12/31/10	$0	$0	(1)	0	301,052	(1)	301,052	—		—		$19,300,500

Ana M. Menendez	01/07/10 07/23/10							20,000 —	— 15,000	$	— 56.09	$ $	985,000 170,903

Barry S. Logan	01/07/10 07/23/10							20,000 —	— 15,000	$	— 56.09	$ $	985,000 170,903

Paul W. Johnston	01/07/10 07/23/10							20,000 —	— 15,000	$	— 56.09	$ $	985,000 170,903

Aaron J. Nahmad	07/06/10							— —	— 12,000	$	— 56.70	$	— 135,086

(1)	As described earlier in this proxy statement, Mr. Nahmad has an annual incentive opportunity based upon the increase in EPS and Common stock price of the Company.
(2)	Amount shown is based on the number of non-vested (restricted) shares granted in the previous year. For further information on the CEO’s annual incentive compensation, see discussion in the CD&A section of this proxy statement.
(3)	The grant date fair value of the non-vested (restricted) stock and stock option awards represents the total amount of share-based compensation expense that we will recognize over the relevant vesting period.

Outstanding Equity Awards at December 31, 2010

The following table shows outstanding stock option awards classified as exercisable and unexercisable at December 31, 2010 for the NEOs. The table also shows non-vested (restricted) stock awards outstanding at December 31, 2010.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Albert H. Nahmad (2)	—	—	—	—	1,336,446	$85,679,553

Ana M. Menendez (3)	15,000	—	$12.95	11/03/2011	—	—
	15,000	—	$21.95	11/03/2013	—	—
	—	15,000	$56.09	7/23/2015	—	—
	—	—	—	—	60,000	$3,805,400

Barry S. Logan (4)	—	—	—	—	198,750	$12,629,850
	—	15,000	$56.09	7/23/2015	—	—

Paul W. Johnston (5)	20,000	—	$16.44	7/22/2013	—	—
	—	15,000	$56.09	7/23/2015	—	—
	—	—	—	—	57,500	$3,647,700

Aaron J. Nahmad (6)	2,500	2,500	$47.47	9/17/2012	—	—
	—	12,000	$56.70	7/06/2015	—	—

(1)	Based on the respective closing market price of our Common and Class B common stock on December 31, 2010.
(2)	Mr. Nahmad’s awards represent Class B common stock that has been granted primarily in connection with his employment agreement dated January 31, 1996 and related amendments, as described in the CD&A of this proxy statement. Mr. Nahmad’s stock awards will vest upon the earlier of October 15, 2022 or his death or disability.
(3)	Ms. Menendez’s stock awards represent 40,000 as to shares of Common stock and 20,000 as to shares of Class B common stock. Ms. Menendez has 40,000 stock awards that will vest upon the earlier of December 2, 2026, when she reaches retirement age, or her death or disability and 20,000 stock awards that will vest upon the earlier of December 2, 2028, or her death or disability. Ms. Menendez’s option awards expiring in 2011 and 2013 represent non-qualified option awards as to shares of Common stock and her option awards expiring in 2015 represent non-qualified option awards as to shares of Class B common stock. Ms. Menendez has 30,000 option awards that were fully vested at December 31, 2010 and 15,000 options award that vest 50% on July 23, 2013 and 2014, respectively. All of Ms. Menendez’s awards were granted under the 2001 Plan.
(4)	Mr. Logan’s stock awards represent 108,750 as to shares of Common stock and 90,000 as to shares of Class B common stock. Mr. Logan has 178,750 stock awards that will vest upon the earlier of December 14, 2024, when he reaches retirement age, or his death or disability and 20,000 stock awards that will vest upon the earlier of December 14, 2026, or his death or disability. All of Mr. Logan’s options awards represent non-qualified option awards as to shares of Class B common stock. Mr. Logan’s options award vests 50% on July 23, 2013 and 2014, respectively. All of Mr. Logan’s stock awards and non-qualified option awards were granted under the 2001 Plan.
(5)

Mr. Johnston’s stock awards represent 37,500 as to shares of Common stock and 20,000 as to shares of Class B common stock. Mr. Johnston has 37,500 stock awards that will vest upon the earlier of May 22, 2014, when he reaches retirement age, or his death or disability and 20,000 stock awards that will vest upon the earlier of May 22, 2016, or his death or disability. Mr. Johnston’s option awards expiring in 2013 represent non-qualified option awards as to shares of Common stock and his option awards expiring in 2015 represent non-qualified option awards as to shares of Class B common stock. Mr. Johnston has 20,000 option awards that were fully vested at December 31, 2010 and 15,000 options award that vest 50% on July 23, 2013 and 2014, respectively. All of Mr. Johnston’s awards were granted under the 2001 Plan.

(6)	Mr. Nahmad’s option awards expiring in 2012 represent non-qualified option awards as to shares of Common stock and his option awards expiring in 2015 represent non-qualified option awards as to shares of Class B common stock. Mr. Nahmad has 2,500 option awards that were fully vested at December 31, 2010, 2,500 option awards that vest on September 17, 2011 and 12,000 options award that vest 50% on July 6, 2013 and 2014, respectively. All of Mr. Nahmad’s awards represent non-qualified options granted under the 2001 Plan.

2010 Option Exercises and Stock Vested

The following table sets forth certain information regarding options exercised during 2010 for the NEOs. No stock awards vested during 2010 for the NEOs, therefore these columns are excluded from the following table.

Name	Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Albert H. Nahmad	100,000	$4,620,000
Ana M. Menendez	15,000	$695,850
Barry S. Logan	—	—
Paul W. Johnston	10,000	$445,131
Aaron J. Nahmad	5,000	$22,220

(1)	Calculated based on the difference between the market price on the date of exercise and the exercise price of the option.

Potential Payments upon Termination or Change of Control

There are no potential payments upon termination or change of control agreements with any of our NEOs. However, as discussed earlier in this proxy statement, the NEO’s share-based compensation agreements have provisions that provide for accelerated vesting due to a change in control. In the event that vesting is accelerated under these agreements, any unrecognized share-based compensation expense would be immediately recognized. See “Acceleration of Vesting; Change in Control” under the “Other Benefits and Programs” section of the CD&A in this proxy statement.

AUDIT-RELATED MATTERS

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The role of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial reporting process and internal control environment, including compliance with legal and regulatory requirements. The Board, in its business judgment, has determined that each current member of the Audit Committee is “independent”, as required by applicable listing standards of the NYSE, NYSE Amex and the Sarbanes-Oxley Act of 2002 and applicable rules of the SEC.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Company’s Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and the Company’s internal auditors and independent registered public accounting firm. The Audit Committee has reviewed and discussed the audited consolidated financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations section, with management and the independent registered public accounting firm. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the Audit Committee discussed with the independent registered public accounting firm those matters required by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, “Communications with Audit Committees,” AU Section 380.

In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company and has reviewed the written disclosures and letter from the independent registered public accounting firm pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

The Audit Committee has discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

AUDIT COMMITTEE

Paul F. Manley, Co-Chairperson

Denise Dickins, Co-Chairperson

George P. Sape

Auditor Fees and Services

The table below summarizes the fees and expenses billed by our independent registered public accountants for the years ended December 31, 2010 and 2009. There were no other non-audit services, fees or expenses for the years ended December 31, 2010 and 2009, therefore, the column was excluded from the following table.

KPMG LLP

Year	Audit Fees	Audit- Related Fees	Tax Fees	Total
2010	$1,185,000	—	$306,000	$1,491,000
2009	$1,307,000	$400,000	$129,000	$1,836,000

Grant Thornton LLP

Year	Audit Fees	Audit- Related Fees	Tax Fees	Total
2009	$107,000	$19,000	—	$126,000

Audit fees for 2010 and 2009 were for professional services rendered for (i) the audits of our consolidated financial statements and of our internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and (ii) the reviews of interim financial statements included in our Forms 10-Q.

Audit-related fees represent professional services related to due diligence procedures performed in connection with acquisition-related activities in 2009.

Tax fees for 2010 and 2009 relate to tax compliance and tax planning services.

The Audit Committee has considered the compatibility of the provision of services covered by the two preceding paragraphs with the maintenance of the principal accountant’s independence from the Company and has determined that the provision of such services is not incompatible with the maintenance of such independence.

The Audit Committee annually reviews the performance of the independent registered public accounting firm and the fees and expenses charged for their services.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. During 2009, the Audit Committee solicited proposals from several major accounting firms and conducted an extensive evaluation process in connection with the selection of the independent auditor for the Company. Following this process, on June 23, 2009, the Audit Committee dismissed Grant Thornton LLP as its independent auditor and appointed KPMG, LLP as the Company’s independent auditor beginning with the interim period ended on June 30, 2009.

Grant Thornton’s audit reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year ended December 31, 2008 and the subsequent interim period from January 1, 2009 through June 23, 2009, (i) there were no disagreements between the Company and Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. During the fiscal year ended December 31, 2008 and the subsequent interim period from January 1, 2009 through June 23, 2009, neither the Company nor anyone acting on behalf of the Company consulted KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Our independent registered public accounting firm reports directly to the Audit Committee. As part of its responsibility, the Audit Committee has established a policy requiring the pre-approval of all audit and permissible non-audit services performed by our independent registered public accounting firm. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence.

Prior to the engagement of the independent registered public accounting firm for an upcoming audit/non-audit service period, defined as a twelve-month period, KPMG LLP submits a detailed list of services expected to be rendered during that period as well as an estimate of the associated fees for each of the following four categories of services to the Audit Committee for approval:

Audit Services consist of services rendered by an independent registered public accounting firm for the audit of our consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards) and our internal control over financial reporting, reviews of the interim financial statements included in Forms 10-Q and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

Audit-Related Services consist of assurance and related services (e.g., due diligence) by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance, tax consulting and tax planning.

Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

Circumstances may arise during the twelve-month period when it may become necessary to engage the independent registered public accounting firm for additional services or additional effort not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

A representative from KPMG LLP is expected to attend the 2011 annual meeting of shareholders and will have the opportunity to make a statement and answer questions. We do not expect that a representative from Grant Thornton LLP will attend the meeting.

PROPOSAL NO. 2—APPROVE, ADOPT AND RATIFY AMENDMENTS TO THE COMPANY’S FOURTH AMENDED AND RESTATED 1996 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

In July 1996, the Board of Directors adopted, and in June 1997 the Company’s Shareholders ratified, the 1996 Qualified Employee Stock Purchase Plan, as amended. The Compensation Committee of the Board of Directors has adopted, and is submitting to the Shareholders for approval, a fourth amendment to the Amended and Restated 1996 Qualified Employee Stock Purchase Plan, which we refer to as the “Stock Purchase Plan” to increase the amount of shares of Common Stock of the Company reserved for issuance from 1,000,000 to 1,500,000 shares.

A general description of the material features of the Stock Purchase Plan, as so amended is discussed below, but the description is subject to, and is qualified in its entirety, by the full text of the Stock Purchase Plan, which is attached to this proxy statement as Appendix A. Capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Stock Purchase Plan.

Introduction

The purpose of the Stock Purchase Plan is to encourage stock ownership in our Company by employees of our Company and those subsidiaries of ours designated by the Compensation Committee as eligible to participate, thereby enhancing employee interest in our continued success and progress of the Company. The Stock Purchase Plan permits employees to purchase stock of the Company at a 5% discount and possibly with favorable tax consequences to the participants.

Administration of the Plan

The Stock Purchase Plan is administered by our Compensation Committee which is appointed by our Board of Directors and consists of persons who are non-management directors under Rule 16b-3 under the Exchange Act. The Stock Purchase Plan gives broad powers to the Compensation Committee to administer and interpret the Stock Purchase Plan.

Participation in the Plan

All employees (including executive officers, other than Mr. Nahmad due to his percentage ownership of our common stock) of ours or of those subsidiaries of ours designated by the Compensation Committee who are regularly scheduled to work at least 20 hours per week and more than five months per year are eligible to participate in any of the purchase periods of the Stock Purchase Plan after completing 90 days of continuous employment. However, any participant who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of our stock will not be granted an option under the Stock Purchase Plan. As of the record date, April 8, 2011, we had approximately 3,800 eligible participants.

Offerings under the Plan

Purchase periods are quarterly and begin on January 1, April 1, July 1 and October 1 of each year. There are two methods for investing in the Stock Purchase Plan: (1) payroll deductions and (2) lump-sum contributions. Plan elections for payroll deductions must be made in whole dollar amounts. The minimum dollar amount is $10.00 per payroll period for employees that are paid weekly and $20.00 per pay period for employees that are paid either bi-weekly or semi-monthly. If an employee elects to make a lump-sum contribution, the minimum cash payment is $100 per Purchase Period. A completed lump-sum contribution form, together with the applicable cash payment, shall be received by the payroll department prior to the first business day of the Purchase Period to which it relates.

Purchase Price

On the Purchase Date for each Purchase Period, whole and fractional shares shall be purchased for each Participant with the accumulated Participant payroll deductions and/or with any additional lump-sum amounts contributed by the Eligible Employee. The Purchase Price shall be equal to 95% of the Fair Market Value of a share of Common Stock on the Purchase Date. Additionally, commission charges relating to the purchase of Common Stock under the Stock Purchase Plan shall be paid by the Company.

Shares Reserved under the Plan

1,000,000 shares of our Common stock are currently reserved for issuance over the term of the Stock Purchase Plan. If the restated and amended Employee Stock Purchase Plan is approved, adopted and ratified by our shareholders at the annual meeting, the amount of shares of Common Stock of the Company reserved for issuance under the Stock Purchase Plan will increase from 1,000,000 to 1,500,000 shares.

Effect of Certain Corporate Events

The Compensation Committee shall equitably adjust the number of shares remaining reserved for issuance, the number of shares of stock outstanding and the price per share of stock subject to purchase in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

Federal Income Tax Effects

Shares purchased under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Sections 421 and 423 of the Code. Employee contributions are made on an after-tax basis. Income or loss on Common Stock purchased under the Stock Purchase Plan would not be recognized until the participant sells the shares of Common Stock. If a participant disposes of shares two years or more after the date of the beginning of the purchase period when the shares were acquired, and more than one year after the shares are purchased, the participant would recognize as ordinary income the lesser of: (i) the excess of the fair market value of the shares on the date of sale over the price paid or (ii) 5% of the fair market value of the shares as of the grant date with respect to the purchase period(s). Additionally, the participant would recognize a long-term capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus any amount taxed as ordinary compensation income). If a participant disposes of shares within two years of the date of the beginning of the purchase period when the shares were acquired, or within one year after the shares are purchased, the participant would recognize ordinary compensation income equal to the excess of the fair market value of the shares on the purchase date(s) over the price paid for the shares. Additionally, the participant would recognize a capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus the amount taxed as ordinary compensation income). If the participant held the shares for more than one year, the capital gain or loss would be a long-term gain or loss. The Company would not receive an income tax deduction upon either the grant or exercise of the option by the participant, but generally would receive a deduction equal to the ordinary compensation income required to be recognized by the participant as a result of the disposition if the shares are disposed of by the participant within two years of the beginning of the purchase period when the shares were acquired or within one year after the shares are purchased.

Importance of Consulting a Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the acquisition or disposition of Common Stock under the Stock Purchase Plan.

Shares Purchased under the Stock Purchase Plan

The following table sets forth certain information since inception of the Stock Purchase Plan in July 1996 and, as of the record date, April 8, 2011, regarding shares purchased under the Stock Purchase Plan by the persons and groups indicated:

Name of Individual or Group	Aggregate Number of Shares Purchased (2)	Aggregate Purchase Price Paid to Company
All current NEOs except for the CEO (1 person)	3,184	$60,116
All current directors who are not NEOs (1)	—	—
All employees, other than NEOs (3769 persons)	892,342	$15,493,981

(1)	Not eligible to participate.
(2)	Excludes 42,030 shares resulting from cash dividends received by the Stock Purchase Plan and reinvested in Common stock.

The Compensation Committee believes that shares granted under the Stock Purchase Plan have been and will be awarded to all employees presently meeting the existing eligibility requirements, except no one plan participant may be granted an aggregate number of shares with a fair market value exceeding $25,000 in one calendar year, as determined on the date of grant provided under the Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ADOPTION AND RATIFICATION OF THE FOURTH AMENDED AND RESTATED 1996 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 3—VOTE ON A NON-BINDING ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Board requests your non-binding advisory vote to approve the compensation of our named executive officers as described in this proxy statement under the heading “Compensation Discussion and Analysis” including the tables that follow. Your vote is solely advisory and, therefore, will not be binding on the Company; however, the Board will review the voting results and take them into consideration when making future executive compensation decisions.

The Board encourages shareholders to read the Compensation Discussion and Analysis, including the tables that follow, to review the correlation between compensation and performance.

The Board remains committed to sound corporate governance practices and shares the interest of shareholders in maintaining effective executive compensation. The Board believes that our executive compensation has a proven record of effectively driving the Company’s performance as a result of the continued leadership of these named executive officers and believes that it will assist us in retaining our senior leadership team.

We are asking shareholders to vote on the following advisory resolution:

“RESOLVED, that the compensation paid to Watsco’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOREGOING RESOLUTION TO APPROVE ON A NON-BINDING ADVISORY BASIS THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4—NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Board requests your non-binding advisory vote on whether a periodic vote to approve the compensation of our named executive officers should occur once every year, two years or three years. Section 14A provides that this vote is advisory and, therefore, will not be binding on the Board or the Company. The Board will, however, take the voting results into consideration when making a determination as to the frequency of the periodic advisory vote.

The Company and the Board believe that it is appropriate and in the best interests of the Company that shareholders cast an advisory vote on executive compensation every three years for the following reasons:

•	Our executive compensation programs are heavily weighted toward long-term performance and related incentive opportunities, with the potential for actual payment occurring over a multi-year time span.

•	The design of our executive compensation program remains relatively consistent from year to year in order to retain alignment of compensation with long-term performance objectives.

•	A longer period between votes would provide greater opportunity for shareholders to evaluate the operation of our executive compensation programs.

•	The Board believes that our executive compensation programs have proven effective in generating enhanced shareholder value.

Vote Required. Shareholders are being asked to vote on the following resolution:

“RESOLVED, that the Company’s shareholders advise the Company to include a non-binding, advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Exchange Act every:

•	year;

•	two years; or

•	three years.”

In voting on this resolution, you should mark your proxy for one year, two years or three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference, you should abstain. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote FOR a frequency of THREE YEARS for future advisory votes regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF “THREE YEARS” WITH RESPECT TO THE FOREGOING RESOLUTION.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy statement will vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

By order of the Board of Directors,

BARRY S. LOGAN

Senior Vice President and Secretary

April 29, 2011

WATSCO, INC.

FOURTH AMENDED AND RESTATED

1996 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

1.	Effective Date and Purpose of the Plan	A-3

2.	Definitions	A-3

3.	Eligibility	A-4

4.	Participation	A-4

5.	Common Stock Available Under the Plan	A-4

6.	Purchases of Common Stock	A-5

7.	Investing in the Plan	A-5

8.	Limitation on Purchases	A-5

9.	Changing Payroll Deductions; Refunds	A-5

10.	Rights as a Shareholder	A-5

11.	Accounts	A-6

12.	Delivery of Share Certificates; Restriction on Transfer	A-6

13.	No Transfer Rights	A-6

14.	Administration	A-6

15.	Designation of Beneficiary	A-6

16.	Selling Stock	A-6

17.	Shareholder Approval	A-7

18.	Amendments	A-7

19.	Termination of Plan	A-7

20.	Laws and Regulations; Governing Law	A-7

21.	Employment Termination; Participant Retirement; Death	A-8

22.	Employment	A-8

23.	Use of Funds; No Interest Paid	A-8

24.	Additional Restrictions of Rule 16b-3	A-8

25.	Adjustments upon Changes in Capitalization	A-9

WATSCO, INC.

FOURTH AMENDED AND RESTATED 1996 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

1. Effective Date and Purpose of the Plan

The effective date of the Watsco, Inc. 1996 Qualified Employee Stock Purchase Plan (the “Plan”) was July 1, 1996. The Plan has been amended and restated several times as follows: in 1997 to increase the number of shares available for purchase under the Plan from 600,000 shares to 800,000 shares; on April 1, 2005 to increase the number of shares available for purchase under the Plan from 800,000 shares to 900,000 shares and to modify certain other provisions of the Plan; effective as of January 1, 2006, to change the method for determining the purchase price for shares purchased pursuant to the Plan and to modify certain other provisions of the Plan; and on February 26, 2007 to increase the number of shares available for purchase under the Plan from 900,000 shares to 1,000,000 shares. On April 18, 2011, the Plan was further amended and restated to increase the number of shares available for purchase under the Plan from 1,000,000 shares to 1,500,000 shares, subject to the voting results of the Company’s shareholders, and to modify certain other provisions of the Plan.

The purpose of the Plan is to encourage ownership of Watsco, Inc. Common Stock by eligible employees of the Company, thereby enhancing employee interest in the success and progress of Watsco. The Plan provides the opportunity to invest in such stock at a discounted price through payroll deductions or lump-sum cash contributions. The Plan is intended to comply with Section 423 of the Code.

2. Definitions

For purposes of the Plan, the following terms used in this document have the meanings defined below:

“Account”—a separate account maintained by the Custodian for each Participant which reflects the number of shares of Common Stock purchased under the Plan by each Participant.

“Agent, Custodian and Recordkeeper”—American Stock Transfer & Trust Company.

“Business Day”—a day on which there is trading on the New York Stock Exchange.

“Code”—the Internal Revenue Code of 1986, including any amendments.

“Committee”—the Compensation Committee of the Board of Directors of Watsco, Inc.

“Common Stock”—Watsco’s $.50 par value, Common Stock, presently traded on the NYSE.

“Company”—Watsco and any of its subsidiaries (within the meaning of Section 424(f) of the Code) whose employees are designated by the Committee as being Eligible Employees.

“Compensation”—the amount of a Participant’s base wages, overtime, commissions and cash bonuses, before giving effect to any reductions made in connection with any plans described in Section 401(k) or Section 125 of the Code.

“Custodian”—American Stock Transfer and Trust Company or such other custodial agent as may be appointed by the Committee.

“Eligible Employees”—an employee of the Company who is eligible to participate in the Plan in accordance with Section 3.

“Enrollment Date”—the first Business Day of each Purchase Period.

“Exchange Act”—The Securities Exchange Act of 1934, as amended.

“Fair Market Value”—the value of a share of Common Stock on any Business Day shall be the closing price of the Common Stock as published in the NYSE listing for such day; in the event such prices are not published, the Fair Market Value shall be the most recent published price available.

“NYSE”—the New York Stock Exchange.

“Participant”—each Eligible Employee who has elected to have amounts deducted from his or her Compensation to participate in this Employee Stock Purchase Plan.

“Purchase Date”—the last Business Day of each Purchase Period on which it is administratively possible to execute the purchase, but no more than five business days after the end of each Purchase Period.

“Purchase Period”—each of the three month periods ending on the last day of March, June, September and December.

“Purchase Price”—the Fair Market Value of a share of Common Stock on the Purchase Date, less a discount of 5%.

“Watsco”—Watsco, Inc., a Florida corporation.

3. Eligibility

Employees are eligible to participate in the Plan if, at the Enrollment Date, the employee has completed 90 days of continuous employment and is regularly scheduled to work at least 20 hours per week and more than 5 months per year. No employee shall be eligible to participate in the Plan if, immediately after the Enrollment Date, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own stock and/or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of Watsco or any parent company or subsidiaries thereof.

4. Participation

Participation in the Plan is voluntary. An eligible employee may elect to participate by completing an enrollment form and returning it to the payroll department of each subsidiary. The payroll deductions will start at the Enrollment Date, subject to the receipt of a completed enrollment form by the payroll department no later than 15 days prior to such Enrollment Date.

Purchase Periods begin on January 1, April 1, July 1 and October 1 of each year. The Committee shall have the power to change the duration of the Purchase Period with respect to any future Purchase Period without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected. So long as the Plan remains in effect, once an employee enrolls, he/she will automatically continue participation in subsequent Purchase Periods on the same basis, unless he/she elects to change deduction amounts, withdraws or becomes ineligible.

5. Common Stock Available Under the Plan

The maximum number of shares of Common Stock which may be purchased under the Plan is 1,500,000, subject to adjustment in the event of any capital change by reason of any stock dividend or split, recapitalization, merger in which Watsco is the surviving entity, combination or exchange of shares or similar corporate change. In such an event, the number and type of shares of Watsco which Participants may purchase under the Plan, and the maximum number of shares which may be purchased under the Plan, will be adjusted, as appropriate, by the Board of Directors described in Section 25.

6. Purchases of Common Stock

On the Purchase Date for each Purchase Period, whole and fractional shares shall be purchased for each Participant with the accumulated Participant payroll deductions and/or with any additional lump-sum amounts contributed by the Eligible Employee. The Purchase Price shall be equal to 95% of the Fair Market Value of a share of Common Stock on the Purchase Date. Additionally, commission charges relating to the purchase of Common Stock under the Plan shall be paid by the Company.

7. Investing in the Plan

There are two methods for investing in the Plan: (1) payroll deductions and (2) lump-sum contributions. A completed enrollment form shall be received by the payroll department electing which method to make the contribution prior to the Enrollment Date.

Plan elections for payroll deductions must be made in whole dollar amounts. The minimum dollar amount is $10.00 per payroll period for employees that are paid weekly and $20.00 per pay period for employees that are paid either bi-weekly or semi-monthly.

If an employee elects to make a lump-sum contribution, the minimum cash payment is $100 per Purchase Period. A completed lump-sum contribution form shall be received by the payroll department prior to the Purchase Date.

8. Limitation on Purchases

In no event shall a Participant accrue the right to purchase Common Stock under this Plan (together with all other employee stock purchase plans of the Company intended to qualify under Section 423 of the Code) at a rate that exceeds $25,000 of the Fair Market Value of the Common Stock (determined as of the Purchase Date) for each calendar year in which the right to purchase Common Stock is outstanding at any time.

9. Changing Payroll Deductions; Refunds

A Participant’s elected payroll deduction may be increased or decreased effective with the next Purchase Period. The form must be received by the payroll department no later than 15 days prior to the next Purchase Period. An elected payroll deduction may not be changed during a Purchase Period.

Participants may, however, cease deductions or obtain a refund of his/her lump-sum contribution during a Purchase Period so long as notice is received by the payroll department prior to the Purchase Date. If a Participant ceases deductions during a Purchase Period or wishes the refund of a lump-sum contribution, the deductions already taken or the amount of the lump-sum contribution will be refunded to the Participant as soon as practicable. The Participant would not be eligible to participate again until the Purchase Period after the one in which he/she withdrew. In order to rejoin the Plan, a new enrollment form must be submitted.

10. Rights as a Shareholder

From the initial Purchase Date of shares of Common Stock and thereafter (unless and until the Participant sells the Common Stock), the Participant shall have all the rights and privileges of a stockholder of Watsco with respect to the shares of Common Stock purchased by the Participant. Proxy information will be provided for each shareholder meeting, so that each Participant may have his/her full and fractional shares voted in accordance with their instructions.

11. Accounts

American Stock Transfer and Trust Company has been appointed Custodian for the Plan. The Custodian will maintain an Account for each Participant. A statement or confirmation will be issued following the purchase of shares of Common Stock, which will include the number of full or fractional shares (rounded to three decimal places) purchased for the Participant at the end of each Purchase Period, the total number of shares owned by the Participant under the Plan and the cost per share.

12. Delivery of Share Certificates; Restriction on Transfer

As soon as practicable after each Purchase Date, the Custodian shall issue a certificate representing the total number of whole shares of Common Stock for aggregate purchases of all of the Participants hereunder. Any remaining amount, representing a fractional share that may not be certificated shall be carried forward to the next date of exercise for certification as a part of a whole share.

13. No Transfer Rights

The rights granted under this Plan may not be assigned or transferred under any circumstances other than by will or the laws of descent and distribution, and are exercisable during a Participant’s lifetime only by the Participant.

14. Administration

The Plan is administered by the Committee. The members of the Committee are not eligible to participate in the Plan. The Committee has the authority to interpret the Plan and to establish rules and regulations for its administration, and the decisions and interpretations by the Committee shall be final, conclusive and binding upon all Participants. The Committee has the authority to delegate the day-to-day administration of the Plan.

15. Designation of Beneficiary

A Participant may file a written designation of a beneficiary who is to receive any shares and cash in the Participant’s Account, as well as any uninvested cash, if any, in the event of such Participant’s death. A Participant’s beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor of the Participant’s estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Selling Stock

Participants may sell shares of Common Stock purchased under the Plan by completing and submitting the appropriate form to the payroll department or by notifying the Custodian. Participants will be responsible for payment of a commission equal to 5 cents per share of Common Stock sold.

Restrictions may apply to the sale of shares of Common Stock by certain officers and executives of the Company and those having similar responsibilities, who are subject to Watsco’s Code of Conduct for Senior Executives.

17. Shareholder Approval

The Plan shall become effective on July 1, 1996, subject to approval by the shareholders of Watsco in accordance with applicable law and the requirements of Section 423 of the Code. Participation in the Plan may commence on the effective date, prior to receipt of shareholder approval, provided that, if shareholder approval is not received, no shares of Common Stock shall be purchased under the Plan until Participants are advised of SEC rules regarding the purchase of shares. Participants would have the option to remain in the Plan or have deducted amounts returned. In addition, to the extent necessary to comply with Rule 16b-3 of the Exchange Act or under Section 423 of the Code or other applicable law, the Committee shall obtain approval of the shareholders of Watsco of any Plan or any Plan amendment in such a manner and to such a degree as required.

18. Amendments

The Committee may at any time, or from time to time, amend the Plan in any respect, except that, without approval of the shareholders of Watsco, no amendment may be made (a) increasing the number of shares which may be purchased under the Plan (other than provided in Section 5 herein), (b) materially increasing the benefits accruing to Participants, or (c) materially modifying the requirements as to eligibility for participation in the Plan.

19. Termination of the Plan

The Plan and all rights hereunder shall terminate on the earliest of:

—the date on which the maximum number of shares of Common Stock available for purchase under the Plan has been purchased;

—the termination of the Plan by the Committee;

—the effective date of any consolidation or merger in which Watsco is not the surviving entity, any exchange or conversion of outstanding shares of Watsco for or into securities of another entity or other consideration, or any complete liquidation of Watsco.

Upon termination of the Plan, any full shares in the Participant’s account together with a cash amount for any fractional shares shall be delivered by the Custodian to the Participant or his/her legal representative as soon as practicable following such termination.

20. Laws and Regulations; Governing Law

Notwithstanding any other provision of the Plan, the rights of Participants to purchase Common Stock hereunder shall be subject to all applicable Federal, state, and foreign laws, rules and regulations and the rules of each stock exchange upon which the Common Stock is from time to time listed.

As a condition to issuing any shares, the Company may require the Participant to represent and warrant at the time of any such issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

The Plan and purchase of Common Stock hereunder shall be subject to additional rules and regulations, not inconsistent with the Plan, which may be promulgated from time to time by the Committee regarding the purchases and sales of Common Stock.

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable Federal law.

21. Employment Termination; Participant Retirement; Death

Disposition of Account Upon Termination of Employment Other Than Retirement or Death—

If the employment of a Participant terminates for any reason other than retirement or death, his/her participation in the Plan terminates automatically as of the date of the termination of employment. The Company shall promptly refund the amount of any uninvested amounts held under the Plan. In addition, upon termination of employment, for Participants with fewer than 100 shares in his/her account, the Custodian, as soon as is practicable following notification, shall sell all whole shares of Common Stock in the Participant’s Account and any fractional shares shall also be converted into cash. Such proceeds (less commissions and/or service charges) upon sale of the whole shares together with the cash from the conversion of such fractional shares shall be delivered to the Participant. For participants with 100 shares or greater in his/her Account, the Participant may elect to request that the Custodian issue a share certificate for some or all of such shares in the Account or may request that such shares be sold. Such disposition of shares shall not apply to Participants that are subject to Rule 16b-3 requirements; such participants may obtain certificates for any whole shares held in his/her Account upon notification to the Custodian.

Disposition of Shares Upon Termination by Retirement—

A Participant may, upon attainment of age 65 and retirement from the Company, by written notice to the Company, request a certificate for any whole shares held in the Account. Unless such a request is received upon notification of retirement, the shares will be subject to sale upon termination of employment as described above.

Disposition of Shares Upon Death—

Upon the death of the Participant, shares will be disposed of in accordance with Section 15.

22. Employment

The Plan shall not confer any rights of continued employment upon any employee of the Company.

23. Use of Funds; No Interest Paid

All funds received by the Company under the Plan shall be included in the general funds of the Company and may be used for any corporate purpose. No interest shall be paid to any Participant or credited to his/her account under the Plan.

24. Additional Restrictions of Rule 16b-3

Persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 of the Exchange Act or any successor provision. This Plan shall be deemed to contain such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. In the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as to comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any Committee or person that is not “disinterested” as that term is used in Rule 16b-3.

25. Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of Watsco, the number of shares of Common Stock issued pursuant to the Plan and the number of shares of Common Stock which have been authorized but are unissued under the Plan (collectively, the “Reserves”), as well as the price per share of Common Stock at which such shares may be purchased, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by Watsco; provided, however, that conversion of any convertible securities of Watsco shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by Watsco of shares of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject the Plan.

In the event of the proposed dissolution or liquidation of Watsco, the Purchase Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of Watsco, or the merger of Watsco with or into another corporation, shares under the Plan shall be assumed or an equivalent share shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation.

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that Watsco effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of Watsco being consolidated with or merged into any other corporation.

WATSCO, INC.

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

PROXY FOR COMMON STOCK

2011 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT H. NAHMAD and BARRY S. LOGAN and each of them, the proxy and true and lawful attorneys and agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares of Common stock, par value $.50, of WATSCO, INC., a Florida corporation (the “Company”). The undersigned is entitled to vote at the 2011 Annual Meeting of Shareholders of the Company to be held at the University Club, 1 West 54th Street, New York, NY 10019 on Friday, May 27, 2011, at 9:00 a.m. EDT, and at any and all adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SET FORTH BELOW. WITH RESPECT TO PROPOSAL NO. 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF “THREE YEARS.”

The undersigned hereby instructs said proxies or their substitutes:

(1)	FOR ☐ WITHHOLD VOTE ☐ To elect Steven R. Fedrizzi as a Common stock director until the Annual Meeting of Shareholders in 2014, or until his successor is duly elected and qualified.

(2)	FOR ☐ AGAINST ☐ ABSTAIN ☐ To approve, adopt and ratify the Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan.

(3)	FOR ☐ AGAINST ☐ ABSTAIN ☐ Non-binding advisory resolution on executive compensation.

(4)	3 YEARS ☐ 2 YEARS ☐ 1 YEAR ☐ ABSTAIN ☐ Non-binding advisory vote on the frequency of non-binding advisory votes on executive compensation.

(5)	In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(SEE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS, EXCEPT FOR PROPOSAL 4, WHICH WILL BE VOTED FOR “3 YEARS.”

The undersigned hereby acknowledges receipt of (i) the Company’s 2010 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 29, 2011.

Date:	, 2011

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WATSCO, INC.

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

PROXY FOR CLASS B COMMON STOCK

2011 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT H. NAHMAD and BARRY S. LOGAN and each of them, the proxy and true and lawful attorneys and agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares of Class B common stock, par value $.50, of WATSCO, INC., a Florida corporation (the “Company”). The undersigned is entitled to vote at the 2011 Annual Meeting of Shareholders of the Company to be held at the University Club, 1 West 54th Street, New York, NY 10019 on Friday, May 27, 2011, at 9:00 a.m. EDT, and at any and all adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SET FORTH BELOW. WITH RESPECT TO PROPOSAL NO. 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF “THREE YEARS.”

The undersigned hereby instructs said proxies or their substitutes:

(1)	FOR ☐ WITHHOLD VOTE ☐ To elect Denise Dickins and Paul F. Manley as Class B common stock directors until the Annual Meeting of Shareholders in 2014, or until their successors are duly elected and qualified, except vote withheld from the following nominee (if any).

(2)	FOR ☐ AGAINST ☐ ABSTAIN ☐ To approve, adopt and ratify the Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan.

(3)	FOR ☐ AGAINST ☐ ABSTAIN ☐ Non-binding advisory resolution on executive compensation.

(4)	3 YEARS ☐ 2 YEARS ☐ 1 YEAR ☐ ABSTAIN ☐ Non-binding advisory vote on the frequency of non-binding advisory votes on executive compensation.

(5)	In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(SEE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS, EXCEPT FOR PROPOSAL 4, WHICH WILL BE VOTED FOR “3 YEARS.”

The undersigned hereby acknowledges receipt of (i) the Company’s 2010 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 29, 2011.

Date:	, 2011

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WATSCO, INC.

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

PROXY FOR COMMON STOCK

2011 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT H. NAHMAD and BARRY S. LOGAN and each of them, the proxy and true and lawful attorneys and agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares of Common stock, par value $.50, of WATSCO, INC., a Florida corporation (the “Company”), in the manner set forth below. The undersigned is entitled to vote at the 2011 Annual Meeting of Shareholders of the Company to be held at the University Club, 1 West 54th Street, New York, NY 10019 on Friday, May 27, 2011, at 9:00 a.m. EDT, and at any and all adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SET FORTH BELOW. WITH RESPECT TO PROPOSAL NO. 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF “THREE YEARS.”

(1)	To elect Steven R. Fedrizzi as a Common stock director until the Annual Meeting of Shareholders in 2014, or until his successor is duly elected and qualified.

Number of votes cast for the nominee:
Number of votes withheld for the nominee:

(2)	To approve, adopt and ratify the Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan.

Number of votes cast for:
Number of votes cast against:
Number of votes abstained:

(3)	Non-binding advisory resolution on executive compensation.

Number of votes cast for:
Number of votes cast against:
Number of votes abstained:

(4)	Non-binding advisory vote on the frequency of non-binding advisory votes on executive compensation.

Number of votes cast for 3 years:
Number of votes cast for 2 years:
Number of votes cast for 1 year:
Number of votes abstained:

(5)	In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS, EXCEPT FOR PROPOSAL 4, WHICH WILL BE VOTED FOR “3 YEARS.”

The undersigned hereby acknowledges receipt of (i) the Company’s 2010 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 29, 2011.

Date:	, 2011

Carrier Corporation One Carrier Place, Farmington, CT 06032-2562 Account number: 4001514734 Shares held: 2,985,685

By:
Name:
Title:

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

WATSCO, INC.

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

PROXY FOR CLASS B COMMON STOCK

2011 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT H. NAHMAD and BARRY S. LOGAN and each of them, the proxy and true and lawful attorneys and agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares of Class B common stock, par value $.50, of WATSCO, INC., a Florida corporation (the “Company”), in the manner set forth below. The undersigned is entitled to vote at the 2011 Annual Meeting of Shareholders of the Company to be held at the University Club, 1 West 54th Street, New York, NY 10019 on Friday, May 27, 2011, at 9:00 a.m. EDT, and at any and all adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SET FORTH BELOW. WITH RESPECT TO PROPOSAL NO. 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF “THREE YEARS.”

(1)	To elect Denise Dickins and Paul F. Manley as Class B common stock directors until the Annual Meeting of Shareholders in 2014, or until their successors are duly elected and qualified.

	Nominee:	Denise Dickins

Number of votes cast for the nominee:
Number of votes withheld for the nominee:

	Nominee:	Paul F. Manley

Number of votes cast for the nominee:
Number of votes withheld for the nominee:

(2)	To approve, adopt and ratify the Fourth Amended and Restated 1996 Qualified Employee Stock Purchase Plan.

Number of votes cast for:
Number of votes cast against:
Number of votes abstained:

(3)	Non-binding advisory resolution on executive compensation.

Number of votes cast for:
Number of votes cast against:
Number of votes abstained:

(4)	Non-binding advisory vote on the frequency of non-binding advisory votes on executive compensation.

Number of votes cast for 3 years:
Number of votes cast for 2 years:
Number of votes cast for 1 year:
Number of votes abstained:

(5)	In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS, EXCEPT FOR PROPOSAL 4, WHICH WILL BE VOTED FOR “3 YEARS.”

The undersigned hereby acknowledges receipt of (i) the Company’s 2010 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 29, 2011.

Date:	, 2011

Carrier Corporation One Carrier Place, Farmington, CT 06032-2562 Account number: 4001425934 Shares held: 94,784

By:
Name:
Title:

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.